   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 10, 1999



                                                       REGISTRATION NO. 33-12789
                                                                       811-05068

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------


                       POST-EFFECTIVE AMENDMENT NO. 13 TO
                                    FORM S-6


                   FOR REGISTRATION UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                        TRUSTS REGISTERED ON FORM N-8B-2                     /X/

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                           (Exact Name of Registrant)

                       FARM BUREAU LIFE INSURANCE COMPANY
                              (Name of Depositor)

                             5400 University Avenue
                          West Des Moines, Iowa 50266
                    (Address of Principal Executive Office)

                            ------------------------

                           STEPHEN M. MORAIN, ESQUIRE
                             5400 University Avenue
                          West Des Moines, Iowa 50266
               (Name and Address of Agent for Service of Process)

                            ------------------------

                                    COPY TO:
                            STEPHEN E. ROTH, ESQUIRE
                       Sutherland, Asbill & Brennan, LLP
                         1275 Pennsylvania Avenue, N.W.
                          Washington, D.C. 20004-2415

                            ------------------------

    Approximate date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

    It is proposed that this filing will become effective (check appropriate box):


                       / / immediately upon filing pursuant to paragraph (b) of Rule 485;
                       / / on May 1, 1999 pursuant to paragraph (b) of Rule 485; /X/ 80 days after filing pursuant to paragraph (a) of Rule 485;
                       / / on (date) pursuant to paragraph (a) of Rule 485.


    Title of Securities Being Registered: Flexible Premium Variable Life Insurance Policies

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Prospectus                                                           May 1, 1999

--------------------------------------------------------------------------------

Farm Bureau Life Variable Account
Flexible Premium Variable Life Insurance Policy

--------------------------------------------------------------------------------

Farm Bureau Life Insurance Company is offering a flexible premium variable life insurance policy described in this prospectus. Farm Bureau designed the policy:
(1) to provide lifetime insurance protection to age 95; and (2) to permit the purchaser of a policy ("you," or "your") to vary premium payments and adjust the death proceeds payable under the policy.


Under the policy, we will pay:


     -    death proceeds upon the insured's death, and


     -    a net cash value upon complete or partial surrender of the policy.


You may allocate net premiums under a policy to one or more of the subaccounts of Farm Bureau Life Variable Account (the "Variable Account"). Death proceeds may, and cash value will, vary with the investment experience of the Variable Account. Each subaccount invests exclusively in shares of the investment options listed below. Current prospectuses that describe the investment objectives and risks of each investment option must accompany or precede this prospectus.


 -  EquiTrust Variable Insurance        -  T. Rowe Price Equity Series, Inc.:
    Series Fund:                           -  Mid-Cap Growth Portfolio
    -  Value Growth Portfolio              -  New America Growth Portfolio
    -  High Grade Bond Portfolio           -  Personal Strategy Balanced
    -  High Yield Bond Portfolio              Portfolio
    -  Managed Portfolio
    -  Money Market Portfolio           -  T. Rowe Price International
    -  Blue Chip Portfolio                 Series, Inc.:
                                           -  International Stock Portfolio

 -  Fidelity Variable Insurance         -  Fidelity Variable Insurance
    Products Fund:                         Products Fund II:
    -  Growth Portfolio                    -  Contrafund Portfolio
    -  Overseas Portfolio                  -  Index 500 Portfolio

                      -  Fidelity Variable Insurance Products Fund III:
                         -  Growth & Income Portfolio


You may also allocate net premiums to the Declared Interest Option, which is supported by our General Account. We credit amounts allocated to the Declared Interest Option with at least a 4.5% annual interest rate.


Please carefully consider replacing any existing insurance with the policy.
Farm Bureau does not claim that investing in the policy is similar or comparable to investing in a mutual fund.


The Securities and Exchange Commission has not approved these securities or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


Please read this prospectus carefully and retain it for future reference.


Issued By: Farm Bureau Life Insurance Company, 5400 University Avenue, West Des Moines, Iowa 50266, 1-800-247-4170

Table of Contents
Definitions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3

Summary and Diagram of the Policy. . . . . . . . . . . . . . . . . . . . . . . . . .6

Farm Bureau Life Insurance Company and the Variable Account. . . . . . . . . . . . 13
     Farm Bureau Life Insurance Company. . . . . . . . . . . . . . . . . . . . . . 13
     Iowa Farm Bureau Federation . . . . . . . . . . . . . . . . . . . . . . . . . 13
     The Variable Account. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
     Investment Options. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
     Addition, Deletion or Substitution of Investments . . . . . . . . . . . . . . 17

The Policy . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
     Purchasing the Policy . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
     Premiums. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
     Examination of POLICY (Cancellation Privilege). . . . . . . . . . . . . . . . 21
     Policy Lapse and Reinstatement. . . . . . . . . . . . . . . . . . . . . . . . 21
     Special Transfer Privilege. . . . . . . . . . . . . . . . . . . . . . . . . . 22
     Exchange Privilege. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23

Policy Benefits. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25
     Cash Value Benefits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25
     Transfers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28
     Loan Benefits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29
     Death Proceeds. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 31
     Death Benefit Options . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32
     Accelerated Payments of Death Proceeds. . . . . . . . . . . . . . . . . . . . 34
     Benefits at Maturity. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 35
     Payment Options . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 36

Charges and Deductions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 37
     Premium Expense Charge. . . . . . . . . . . . . . . . . . . . . . . . . . . . 38
     Monthly Deduction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 38
     Transfer Charge . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 41
     Surrender Charge. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 42
     Variable Account Charges. . . . . . . . . . . . . . . . . . . . . . . . . . . 42

The Declared Interest Option . . . . . . . . . . . . . . . . . . . . . . . . . . . 42

General Provisions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 44

Distribution of the Policies . . . . . . . . . . . . . . . . . . . . . . . . . . . 47

Federal Tax Matters. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 48

Additional Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 53

Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 60

                      The Policy is not available in all States.

This prospectus constitutes an offering only in those jurisdictions where such offering may lawfully be made.


Farm Bureau has not authorized any dealer, salesman or other person to give any information or make any representations in connection with this offering other than those contained in this prospectus. Do not rely on any such other information or representations.

--------------------------------------------------------------------------------

DEFINITIONS
--------------------------------------------------------------------------------


 Attained Age  . . . . . . .  The Insured's age on his or her last birthday on the Policy Date plus the number of Policy Years since the Policy Date.

 Beneficiary . . . . . . . .  The person or entity the Policyowner named in the application or by later designation to receive the death proceeds upon the Insured's death.

 Business Day  . . . . . . .  Each day that the New York Stock Exchange is open for trading, except the day after Thanksgiving, the day before Christmas (in 1999) and any day on which the Home Office is closed because of a weather-related or comparable type of emergency and is unable to segregate orders and redemption requests received on that day.

 Cash Value  . . . . . . . .  The total amount invested under the Policy.  It is the sum of the values of the Policy in each subaccount of the Variable Account, the value of the Policy in the Declared Interest Option and any outstanding Policy Debt.

 Company, we, us, our  . . .  Farm Bureau Life Insurance Company.


 Declared Interest Option  .  A part of the Company's General Account.
                              Policyowners may allocate Net Premiums and transfer Cash Value to the Declared Interest Option. The Company credits Cash Value in the Declared Interest Option with interest at an annual rate guaranteed to be at least 4.5%.


 Delivery Date . . . . . . .  The date when the Company issues the Policy and mails it to the Policyowner.

 Due Proof of Death  . . . .  Proof of death that is satisfactory to the
                              Company. Such proof may consist of the following if acceptable to the Company:
                                  (a) A certified copy of the death certificate;
                                  (b) A certified copy of a court decree
                                      reciting a finding of death; or
                                  (c) Any other proof satisfactory to the
                                      Company.

 Fund  . . . . . . . . . . .  An open-end, diversified management investment company in which the Variable Account invests.

 General Account . . . . . .  The assets of the Company other than those allocated to the Variable Account or any other separate account.

 Grace Period  . . . . . . .  The 61-day period beginning on the date the
                              Company sends notice to the Policyowner that Net Cash Value is insufficient to cover the monthly deduction.

 Home Office . . . . . . . .  The Company's principal offices at 5400
                              University Avenue, West Des Moines, Iowa 50266.

 Insured . . . . . . . . . .  The person upon whose life the Company issues a
                              Policy.

 Investment Option . . . . .  A separate investment portfolio of a Fund.

 Maturity Date . . . . . . .  The Policy Anniversary nearest the Insured's 95th birthday. It is the date when the Policy terminates and the Policy's Cash Value less Policy Debt becomes payable to the Policyowner or the Policyowner's estate.


 Monthly Deduction Day . . .  The same date in each month as the Policy Date.
                              The Company makes the monthly deduction on the Business Day coinciding with or immediately following the Monthly Deduction Day. (See "CHARGES AND DEDUCTIONS--Monthly Deduction.")

 Net Asset Value . . . . . .  The total current value of each Subaccount's securities, cash, receivables and other assets less liabilities.

 Net Cash Value  . . . . . .  The Cash Value of the Policy reduced by any outstanding Policy Debt and increased by any unearned loan interest.

 Net Premium . . . . . . . .  The amount of premium remaining after we deduct the premium expense charge (see "CHARGES AND
                              DEDUCTIONS--Premium Expense Charge").  The
                              Company will allocate this amount, according to the Policyowner's instructions, among the Subaccounts of the Variable Account and the Declared Interest Option.


 Policy  . . . . . . . . . .  The flexible premium variable life insurance policy we offer and describe in this Prospectus, which term includes the Policy described in this Prospectus, the Policy application, and any supplemental applications and any endorsements.

 Policy Anniversary  . . . .  The same date in each year as the Policy Date.

 Policy Date . . . . . . . .  The date set forth on the Policy data page which we use to determine Policy Years, Policy Months and Policy Anniversaries. The Policy Date may, but will not always, coincide with the effective date of insurance coverage under the Policy. (See "THE POLICY--Purchasing the Policy.")

 Policy Debt . . . . . . . .  The sum of all outstanding Policy Loans and any due and unpaid Policy Loan interest.

 Policy Loan . . . . . . . .  An amount the Policyowner borrows from the
                              Company using the Policy as the sole security. Interest on Policy Loans is payable in advance (for the remainder of the Policy Year) upon taking a Policy Loan and upon each Policy Anniversary thereafter (for the following Policy
                              Year) until the Policy Loan is repaid.

 Policy Month  . . . . . . .  A one-month period beginning on a Monthly
                              Deduction Day and ending on the day immediately preceding the next Monthly Deduction Day.

 Policyowner, you, your  . .  The person who owns a Policy.  The original
                              Policyowner is named in the application.


 Policy Year . . . . . . . .  A twelve-month period that starts on the Policy
                              Date or on a Policy Anniversary.

 Specified Amount  . . . . .  The minimum death benefit payable under a Policy so long as the Policy remains in force.  The
                              Specified Amount as of the Policy Date is set forth on the data age in each Policy.

 Subaccount  . . . . . . . .  A subdivision of the Variable Account which invests exclusively in shares of a designated Investment Option of a Fund.

 Surrender Charge  . . . . .  A charge we assess at the time of any partial or complete surrender equal to the lesser of (1) $25 or (2) 2.0% of the amount surrendered.

 Unit Value  . . . . . . . .  The value determined by dividing each
                              Subaccount's Net Asset Value by the number of units outstanding at the time of calculation.

 Valuation Period  . . . . .  The period between the close of business (3:00
                              p.m. central time) on a Business Day and the close of business on the next Business Day.

 Variable Account  . . . . .  Farm Bureau Life Variable Account, a separate investment account the Company established to receive and invest the Net Premiums paid under the Policies.

--------------------------------------------------------------------------------

Summary and Diagram of the Policy
--------------------------------------------------------------------------------

The following is a summary of the Policy's features. Please read the entire Prospectus and the Policy for more detailed information. Unless otherwise indicated, the description of the Policy contained in this Prospectus assumes that the Policy is in force and that there is no outstanding Policy Debt.
--------------------------------------------------------------------------------


The Policy     -  The Policy is a flexible premium variable life insurance policy providing for:
                    - death proceeds payable to the Beneficiary upon the Insured's death,
                    -  the accumulation of Cash Value,
                    -  surrender rights, and
                    -  loan privileges.


               - We normally issue a Policy for a minimum Specified Amount of $25,000, but we may issue Policies for lower Specified Amounts.


               - You have flexibility in determining the frequency and amount of premiums. (See "THE POLICY -- Premiums").


               - We do not guarantee the amount and/or duration of the life insurance coverage.


               - Cash Value may increase or decrease, depending upon the investment experience of the assets supporting the Policy. You bear the investment risk of any depreciation of, and reap the benefit of any appreciation in, the value of the underlying assets.


               - If the Insured is alive and the Policy is in force on the Maturity Date, we will pay you the Cash Value as of the end of the Business Day coinciding with or immediately following the Maturity Date, reduced by any outstanding Policy Debt.


               - CANCELLATION PRIVILEGE. You may examine and cancel the Policy by returning the Policy to us before midnight of the 20th day after you received the Policy. We will refund you the Cash Value on the Business Day we receive the Policy plus any charges we deducted. Certain states may require us to refund a different amount. (See "THE POLICY - Examination of Policy (Cancellation Privilege)").

The Variable   -  The Variable Account has 15 Subaccounts, each of which
Account           invests exclusively in one of the following Investment Options offered by the Funds:


                  - Value Growth Portfolio       - International Stock Portfolio
                  - High Grade Bond Portfolio    - Growth Portfolio
                  - High Yield Bond Portfolio    - Overseas Portfolio
                  - Managed Portfolio            - Contrafund Portfolio
                  - Money Market Portfolio       - Index 500 Portfolio
                  - Blue Chip Portfolio          - Growth & Income Portfolio
                  - Mid-Cap Growth Portfolio     - New America Growth Portfolio
                  - Personal Strategy Balanced Portfolio


               - You may instruct us to allocate Net Premiums and transfer Cash Values to any of the Subaccounts.






The Declared   -  You may allocate or transfer all or a portion of the Cash
Interest          Value to the Declared Interest Option, which guarantees a
Option            specified minimum rate of return. (See "THE DECLARED INTEREST
                  OPTION").


Premiums       -  You choose when to pay and how much to pay.


               - You must pay an initial premium equal to the greater of $100, or an amount (when reduced by the premium expense charge) that is enough to pay the first monthly deduction (for monthly premium payment mode Policies), or the first two monthly deductions (for quarterly, semi-annual or annual premium payment mode Policies).


               - We deduct a premium expense charge (7% of each premium payment) and credit the remaining premium (the Net Premium) according to your instructions. (See "CHARGES and DEDUCTIONS - Premium Expense Charge").

Policy         Cash Value Benefits (See "POLICY BENEFITS - Cash Value
Benefits       Benefits").
               -  Your Policy provides for a Cash Value.   A Policy's Cash Value
                  varies to reflect
                    -  the amount and frequency of premium payments
                    -  the investment experience of the Subaccounts
                    - interest earned on Cash Value in the Declared Interest Option
                    -  Policy Loans
                    -  partial surrenders
                    -  charges we assess under the Policy


               - You may fully surrender your Policy and receive the Net Cash Value.


               - You may obtain a partial surrender of your Net Cash Value (minimum $500) at any time before the Maturity Date.


               Transfers (See "POLICY BENEFITS -- Transfers").


               - You may transfer amounts (minimum $100) among the Subaccounts an unlimited number of times in a Policy Year.


               - You may make one transfer per Policy Year between the Subaccounts and the Declared Interest Option.


               - The first transfer in a Policy Year is free. We deduct a $25 charge from the amount transferred on subsequent transfers in that Policy Year.


               - We do not count certain transfers for purposes of the one free transfer limit. (See "THE POLICY -- Special Transfer Privilege"; and "THE POLICY -- Premiums -- Allocation of Net Premiums").


               Loans (See POLICY BENEFITS -- "Loan Benefits").


               - You may borrow up to 90% of the Policy's Cash Value, less any previously outstanding Policy Debt.


               -  We charge you a maximum annual interest rate of 7.4%.


               - We secure your loan by segregating in the Declared Interest Option an amount equal to the Policy Loan. We credit this amount with an effective annual rate of interest between 4.5% and 6.0%.


               - Policy Loans may have federal income tax consequences. (See "FEDERAL TAX MATTERS -- Policy Proceeds").

               Death Proceeds (See "POLICY BENEFITS -- Death Proceeds").


               -  The Policy contains two death benefit options:


                    - Option A -- the death benefit is the greater of the sum of the Specified Amount and the Policy's Cash Value, or the Cash Value multiplied by the specified amount factor for the Insured's Attained Age, as set forth in the Policy.


                    - Option B -- the death benefit is the greater of the Specified Amount, or the Cash Value multiplied by the specified amount factor for the Insured's Attained Age, as set forth in the Policy.


               - Under either death benefit option, so long as the Policy remains in force, the death benefit will not be less than the Specified Amount of the Policy on the date of death.


               - To determine the death proceeds, we reduce the death benefit by any outstanding Policy Debt and increase the death benefit by any unearned loan interest and any premiums paid after the date of death. We may pay the proceeds in a lump sum or in accordance with a payment option.


               - You may change the Specified Amount or the death benefit option.

Charges (See   Premium Expense Charge
"Charges and
Deductions")   -  We deduct a Premium Expense Charge equal to 7% of each
                  premium.  The remaining amount is the Net Premium.



               Cash Value Charges


               - Each month, we make a monthly deduction (that varies from month to month) equal to the sum of:


                    -  a cost of insurance charge,
                    - the cost of any additional insurance benefits added by rider, and
                    -  a $3 administrative charge.


               - During the first 12 Policy Months and during the 12 Policy Months immediately following an increase in Specified Amount, the monthly deduction will include a first year monthly administrative charge ranging from $0.05 to $0.50 per $1,000 of Specified Amount. This charge varies depending upon the Attained Age of the Insured and the Policy's total Specified Amount.


               - Upon partial or complete surrender of a Policy, we assess a charge equal to the lesser of $25 or 2.0% of the amount surrendered.


               - We may deduct a $25 charge from the amount transferred on the second and subsequent transfers in a Policy Year.


               Charges Against the Variable Account


               - We deduct a daily mortality and expense risk charge from the average daily net assets of each Subaccount. The charge equals an effective annual rate of .90%.


               - We may assess a charge against the Variable Account for federal income taxes that may be attributable to the Variable Account.


               - Because the Variable Account purchases shares of the Investment Options, the value of the net assets of the Variable Account will reflect the investment advisory fee and other expenses incurred by each Investment Option. The following table indicates the Investment Options' fees and expenses for 1998.


[Insert Table]

                                                                  OTHER           TOTAL
                                                                 EXPENSES        EXPENSES
                                                                  (AFTER          (AFTER
                                                                 WAIVER OR       WAIVER OR
INVESTMENT OPTION                             ADVISORY FEE     REIMBURSEMENT)  REIMBURSEMENT)
-----------------                             ------------     -------------   -------------
EquiTrust Variable Insurance
Series Fund*
  Value Growth                                       -%               -%              -%
  High Grade Bond                                    -%               -%              -%
  High Yield Bond                                    -%               -%              -%
  Managed
  Money Market                                       -%               -%              -%
  Blue Chip                                          -%               -%              -%
T. Rowe Price Equity Series, Inc.
  Mid-Cap Growth                                     -%               -%              -%(1)
  New America Growth                                 -%               -%              -%(1)
  Personal Strategy Balanced                         -%               -%              -%(1)
T. Rowe Price International Series, Inc.
  International Stock                                -%               -%              -%(1)
Fidelity VIP
  Growth                                             -%               -%              -%(2)
  Overseas                                           -%               -%              -%(2)
Fidelity VIP II
  Contrafund                                         -%               -%              -%(2)
  Index 500                                          -%(3)            -%              -%(3)
Fidelity VIP III
  Growth & Income                                    -%               -%              -%


* The annual investment option expenses for each Investment Option of the Fund are net of certain reimbursements by the Fund's investment adviser. Operating expenses (including the investment advisory fee but excluding brokerage, interest, taxes and extraordinary expenses) of an Investment Option that exceed 1.50% of the Investment Option's average daily net assets for any fiscal year are reimbursed by the Fund's investment adviser up to the amount of the advisory fee. In addition, the investment adviser has voluntarily agreed to reimburse each Portfolio for expenses that exceed 0.65%. Absent the reimbursements, the total expenses for the Investment Options for the 1998 fiscal year would have been:


(1) Total annual investment option expenses are an all-inclusive fee and pay for investment management services and other operating costs.


(2) A portion of the brokerage commissions that certain Investment Options pay is used to reduce Fund expenses. In addition, certain Investment Options have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce custodian expenses. Including these reductions, the total Investment Option operating expenses presented in the preceding table would have been:


(3) The investment advisor has voluntarily agreed to reimburse the Index 500 Investment Option to the extent that total operating expenses (with the exceptions noted in the prospectus for the Investment

     Option) as a percentage of its average net assets exceed 0.28%. If this agreement had not been in effect, total operating expenses for the fiscal year ended December 31, 1998, as a percentage of the Index 500 Investment Option's average net assets would have been %.


(See "CHARGES AND DEDUCTIONS -- Variable Account Charges -- Investment Option Expenses.")
[cad 157]Investment Option expenses to be provided by amendment.[cad 179]




OTHER          -  We offer other variable life insurance policies that
POLICIES          invest in the same Investment Options of the Funds.  These policies may have different charges that could affect
                  Subaccount performance, and may offer different benefits.
                  You may contact us to obtain more information about these policies.


TAX            -  If we issue a Policy on the basis of a standard premium class,
TREATMENT         we believe that the Policy should qualify as a life insurance
(See "FEDERAL     contract for federal income tax purposes.
TAX MATTERS")
               -  If we issue a Policy on a substandard basis, it is not clear whether or not the Policy would qualify as a life insurance contract for federal income tax purposes.


               - If a Policy qualifies as a life insurance contract for federal income tax purposes, the Cash Value under a Policy should be subject to the same federal income tax treatment as cash value under a conventional fixed-benefit Policy -- the Policyowner is not deemed to be in constructive receipt of Cash Values under a Policy until there is a distribution from the Policy.


               - Death proceeds payable under a Policy should be completely excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally will not be taxed on these proceeds.



Diagram

The diagram below illustrates how premium payments are distributed in the Policy.

                                  [Graphic to come]

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FARM BUREAU LIFE INSURANCE COMPANY AND THE VARIABLE ACCOUNT
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Farm Bureau Life Insurance Company



          Farm Bureau Life Insurance Company is a stock life insurance company which was incorporated in the State of Iowa on October 30, 1944. At December 31, 1998, Iowa Farm Bureau Federation owned 54.30% of the outstanding voting shares of FBL Financial Group, Inc., which owns 100% of our outstanding voting shares.


          Our principal business is offering life insurance policies, disability income insurance policies and annuity contracts. Our principal offices are at 5400 University Avenue, West Des Moines, Iowa 50266.
          We are admitted to do business in 15 states--Arizona, Colorado, Idaho, Iowa, Kansas, Minnesota, Montana, Nebraska, New Mexico, North Dakota, Oklahoma, South Dakota, Utah, Wisconsin and Wyoming.
--------------------------------------------------------------------------------

IOWA FARM BUREAU FEDERATION

          Iowa Farm Bureau Federation is an Iowa not-for-profit corporation located at 5400 University Avenue, West Des Moines, Iowa 50266, the members of which are county Farm Bureau organizations and their individual members. Through various divisions and subsidiaries, Iowa Farm Bureau Federation engages in the formulation, analysis and promotion of programs designed to foster the educational, social and economic advancement of its members.
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THE VARIABLE ACCOUNT

          We established the Variable Account as a separate account on March 3, 1987. The Variable Account receives and invests the Net Premiums under the Policy, and may receive and invest net premiums for any other variable life insurance policies we issue.


          The Variable Account's assets are our property, and they are available to cover our general liabilities only to the extent that the Variable Account's assets exceed its liabilities arising under the Policies and any other policies it supports. The portion or the Variable Account's assets attributable to the Policies generally are not chargeable with liabilities arising out of any other business that we may conduct. We may transfer to the General Account any Variable Account assets which are in excess of such reserves and other Policy liabilities.


          The Variable Account currently has 15 Subaccounts but may, in the future, include additional subaccounts. Each Subaccount invests exclusively in shares of a single corresponding Investment Option. Income and realized and unrealized gains or losses from the assets of each Subaccount are credited to or charged against, that Subaccount without regard to income, gains or losses from any other Subaccount.


          We registered the Variable Account as a unit investment trust under the Investment Company Act of 1940. The Variable Account meets the definition of a separate account under the federal securities laws. Registration with the Securities and Exchange Commission does not mean that the Commission supervises the management or investment practices or policies of the Variable Account or the

          Company. The Variable Account is also subject to the laws of the State of Iowa which regulate the operations of insurance companies domiciled in Iowa.
--------------------------------------------------------------------------------

INVESTMENT OPTIONS

          The Variable Account invests in shares of the Investment Options described below. Each of these Investment Options was formed as an investment vehicle for insurance company separate accounts. Each Investment Option has its own investment objectives and separately determines the income and losses for that Investment Option.


          The investment objectives and policies of certain Investment Options are similar to the investment objectives and policies of other portfolios that the same investment adviser, investment sub-adviser or manager may manage. The investment results of the Investment Options, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Investment Options will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, investment sub-adviser or manager.


          The paragraphs below summarize each Investment Option's investment objectives and policies. There is no assurance that any Investment Option will achieve its stated objectives. Please refer to the prospectus for each Investment Option for more detailed information, including a description of risks, for each Investment Option. The Investment Option prospectuses must accompany or precede this Prospectus and you should read them carefully and retain them for future reference.


EQUITRUST VARIABLE INSURANCE SERIES FUND. EQUITRUST INVESTMENT MANAGEMENT SERIES, INC. IS THIS FUND'S INVESTMENT ADVISER.


   Portfolio                       Investment Objective


VALUE GROWTH   -  Portfolio seeks long-term capital appreciation.  Portfolio
PORTFOLIO         pursues its objective by investing primarily in equity
                  securities of companies that the investment adviser believes have a potential to earn a high return on equity, and/or in equity securities that the investment adviser believes are undervalued by the market place. Such equity securities may include common stock, preferred stock and securities convertible or exchangeable into common stock.


HIGH GRADE     -  Portfolio seeks as high a level of current income as is
BOND              consistent with a high grade portfolio of debt securities.
PORTFOLIO         Portfolio pursues this objective by investing primarily in debt securities rated AAA, AA or A by Standard & Poor's, and/or Aaa, Aa or A by Moody's Investors Service, Inc., and in securities issued or guaranteed by the United States government or its agencies or instrumentalities.

   Portfolio                       Investment Objective


HIGH YIELD     -  Portfolio seeks, as a primary objective, as high a level of
BOND              current income as is consistent with investment in a portfolio
PORTFOLIO         of fixed-income securities rated in the lower categories of established rating services. As a secondary objective, the Portfolio seeks capital appreciation when consistent with its primary objective. The Portfolio pursues these objectives by investing primarily in fixed-income securities rated Baa or lower by Moody's Investors Service, Inc., and/or BBB or lower by Standard & Poor's, or in unrated securities of comparable quality. An investment in this Portfolio may entail greater than ordinary financial risk. (See the Fund Prospectus
                  "HIGHER RISK SECURITIES AND INVESTMENT STRATEGIES--Lower
                  Rated Debt Securities.")


MANAGED        -  Portfolio seeks the highest total investment return of income
PORTFOLIO         and capital appreciation.  Portfolio pursues this objective through a fully managed investment policy consisting of investments in the following three market sectors: (1) growth common stocks and securities convertible or exchangeable into growth common stocks, including warrants and rights; (2) high grade debt securities and preferred stocks of the type in which the High Grade Bond Portfolio may invest; and (3) high quality short-term money market instruments of the type in which the Money Market Portfolio may invest.


MONEY MARKET   -  Portfolio seeks maximum current income consistent with
PORTFOLIO         liquidity and stability of principal.  Portfolio pursues this objective by investing in high quality short-term money market instruments. The United States Government does not insure or guarantee an investment in the Money Market Portfolio. There is no assurance that the Money Market portfolio will be able to maintain a stable net asset value of $1.00 per share.


BLUE CHIP      -  Portfolio seeks growth of capital and income.  Portfolio
PORTFOLIO         pursues this objective by investing primarily in common stocks of well-capitalized, established companies. Because this Portfolio may be invested heavily in particular stocks or industries, an investment in this Portfolio may entail relatively greater risk of loss.


T. ROWE PRICE EQUITY SERIES, INC. T. Rowe Price Associates, Inc. is the investment adviser to the Fund. The following three portfolios are available under the Policy:


   Portfolio                       Investment Objective


MID-CAP        -  Portfolio seeks long-term capital appreciation by investing
GROWTH            primarily in common stocks of medium-sized (mid-cap) growth
PORTFOLIO         companies which offer the potential for above-average earnings growth.


NEW AMERICA    -  Portfolio seeks long-term capital growth by investing
GROWTH            primarily in common stocks of U.S. growth companies operating
PORTFOLIO         in service industries.

   Portfolio                       Investment Objective


PERSONAL       -  Portfolio seeks the highest total return over time consistent
STRATEGY          with an emphasis on both capital appreciation and income.
BALANCED
PORTFOLIO


T. ROWE PRICE INTERNATIONAL SERIES, INC. Rowe Price-Fleming International, Inc. is the investment adviser to the Fund.


   Portfolio                       Investment Objective


INTERNATIONAL  -  Portfolio seeks to provide capital appreciation through
STOCK             investments primarily in established companies based outside
PORTFOLIO         the United States.


FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS. Fidelity Management & Research Company serves as the investment adviser to these Funds. Bankers Trust Company serves as sub-investment adviser to the Index 500 Portfolio. The following portfolios are available under the Policy.


   Portfolio                       Investment Objective


FIDELITY VIP   -  Portfolio seeks capital appreciation by investing primarily in
GROWTH            common stocks.  The Portfolio, however, is not restricted to
PORTFOLIO         any one type of security and may pursue capital appreciation through the purchase of bonds and preferred stocks.  The
                  Portfolio does not place any emphasis on dividend income from its investments, except when the adviser believes this income will have a favorable influence on the market value of the security. Growth may be measured by factors such as earnings or gross sales.


FIDELITY VIP   -  Portfolio seeks long-term growth of capital by investing
OVERSEAS          primarily in foreign securities.  The Portfolio defines
PORTFOLIO         foreign securities as securities of issuers whose principal activities are located outside the United States. Normally, at least 65% of the Portfolio's total assets will be invested in foreign securities. The Portfolio may also invest in U.S.
                  issuers.


FIDELITY       -  Portfolio seeks capital appreciation by investing in
VIP II            securities of companies whose value the adviser believes is
CONTRAFUND        not fully recognized by the public.  The Portfolio normally
PORTFOLIO         invests primarily in common stocks and securities convertible into common stock, but it has the flexibility to invest in other types of securities.


FIDELITY       -  Portfolio seeks to provide investment results that correspond
VIP II            to the total return of a broad range of common stocks publicly
INDEX 500         traded in the United States.  To achieve this objective, the
PORTFOLIO         Portfolio attempts to duplicate the composition and total
                  return of the S&P 500.

   Portfolio                       Investment Objective


FIDELITY       -  Portfolio seeks high total return through a combination of
VIP III           current income and capital appreciation by investing mainly in
GROWTH &          equity securities. The Portfolio expects to invest the
INCOME            majority of its assets in domestic and foreign equity
PORTFOLIO         securities, with a focus on those that pay current dividends and show potential earnings growth. However, the Portfolio may buy debt securities as well as equity securities that are not currently paying dividends, but offer prospects for capital appreciation or future income.


          The Funds currently sell shares: (1) to the Variable Account as well as to separate accounts of insurance companies that may or may not be affiliated with the Company or each other; and (2) to separate accounts to serve as the underlying investment for both variable life insurance policies and variable annuity contracts. We currently do not foresee any disadvantages to Policyowners arising from the sale of shares to support variable life insurance policies and variable annuity contracts, or from shares being sold to separate accounts of insurance companies that may or may not be affiliated with the Company. However, we will monitor events in order to identify any material irreconcilable conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to those events or conflicts. In addition, if we believe that a Fund's response to any of those events or conflicts insufficiently protects Policyowners, we will take appropriate action on our own, including withdrawing the Variable Account's investment in that Fund. (See the Fund prospectuses for more detail.)

                                  [Graphic to come]


          We may receive compensation from an affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the Investment Options. These amounts are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s).

          Each Fund is registered with the Securities and Exchange Commission as an open-end, diversified management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Fund by the Securities and Exchange Commission.
--------------------------------------------------------------------------------

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

          We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares of the Investment Options that the Variable Account holds or that the Variable Account may purchase. If the shares of an Investment Option are no longer available for investment or if, in our judgment, further investment in any Investment Option should become inappropriate in view of the purposes of the Variable Account, we reserve the right to dispose of the shares of any Investment Option and to substitute shares of another Investment Option. We will not substitute any shares attributable to a Policyowner's Cash Value in the Variable Account without notice to and prior approval of the Securities and Exchange Commission, to the extent required by the Investment Company Act of 1940 or other applicable law. In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in these and other policies as may be necessary or appropriate to reflect such substitution or change. Nothing contained in this Prospectus shall prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Policyowners.


          We also reserve the right to establish additional subaccounts of the Variable Account, each of which would invest in shares of a new Investment Option, with a specified investment objective. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant, and we may make any new subaccounts available to existing Policyowners on a basis we determine. Subject to obtaining any approvals or consents required by applicable law, we may transfer the assets of one or more Subaccounts to any other Subaccount(s), or one or more Subaccounts may be eliminated or combined with any other Subaccount(s) if, in our sole discretion, marketing, tax or investment conditions warrant.


          If we deem it to be in the best interests of persons having voting rights under the Policies, we may operate the Variable Account as a management company under the Investment Company Act of 1940,


               deregister the Variable Account under that Act in the event such registration is no longer required, or,


               subject to obtaining any approvals or consents required by applicable law, combine the Variable Account with other Company separate accounts.


          To the extent permitted by applicable law, we may also transfer the Variable Account's assets associated with the Policies to another separate account. In addition, we may, when permitted by law, restrict or eliminate any voting rights of Policyowners or other persons who have voting rights as to the Variable Account. (See "ADDITIONAL INFORMATION -- Voting Rights.")
--------------------------------------------------------------------------------


THE POLICY
--------------------------------------------------------------------------------

Purchasing the Policy

          In order to issue a Policy, we must receive a completed application, including payment of the initial premium, at our Home Office. We ordinarily will issue a Policy only for Insureds who are 0 to 80 years of age at their last birthday and who supply satisfactory evidence of insurability to the Company. Acceptance is subject to our underwriting rules and we may, in our sole discretion, reject any application or premium for any lawful reason. The minimum Specified Amount for which we will issue a Policy is normally $25,000, although we may, in our discretion, issue Policies with Specified Amounts of less than $25,000.


          The effective date of insurance coverage under the Policy will be the later of (1) the Policy Date, (2) the date the Insured signs the last of any amendments to the initial application required by our underwriting rules, or (3) the date when we receive the full initial premium at the Home Office.

          The Policy Date will be the later of (1) the date of the initial application, or (2) the date we receive any additional information at the Home Office if our underwriting rules require additional medical or other information. The Policy Date may also be any other date mutually agreed to by you and the Company. If the later of (1) and
          (2) above is the 29th, 30th or 31st of any month, the Policy Date will be the 28th of such month. We use the Policy Date to determine Policy Years, Policy Months and Policy Anniversaries. The Policy Date may, but will not always, coincide with the effective date of insurance coverage under the Policy.
--------------------------------------------------------------------------------

PREMIUMS

          Subject to certain limitations, a Policyowner has flexibility in determining the frequency and amount of premiums.

          PREMIUM FLEXIBILITY. We do not require you to pay premiums in accordance with a rigid and inflexible premium schedule. We may require you to pay an initial premium equal to the greater of $100, or an amount that, when reduced by the premium expense charge, will be sufficient to pay the monthly deduction for the first Policy Month (for Policies established through a monthly premium payment mode), or an initial premium that, when reduced by the premium expense charge, will be sufficient to pay the monthly deductions for the first two Policy months (for Policies established through a quarterly, semi-annual or annual premium payment mode). Thereafter, subject to the minimum and maximum premium limitations described below, you may also make unscheduled premium payments at any time prior to the Maturity Date.


          The Company offers a conversion program for its term insurance or Executive Term policies. Under the program, owners of one of our term policies can elect to convert their term insurance policy to a permanent insurance policy, including the Policy, at any time between the first and sixth policy anniversaries of their term policy. Upon conversion, we will credit to the initial premium for the Policy an amount equal to the annual premium paid on the term policy, up to a limit of $5.00 per $1,000 of the term insurance face amount. Custom Term II contains a Premium Credit Benefit that allows the policy owner credit towards the purchase of a Policy at any time between the first and sixth policy anniversaries on their term policy. Upon exercise of this benefit, we will credit to the initial premium for the Policy an amount equal to the annual premium paid on the term policy, up to a limit of $5.00 per $1,000 of the term insurance face amount. The existing Custom Term II policy need not be canceled to use this benefit. We will treat these credits as a premium for purposes of Policy provisions applicable to premiums, such as deduction of the premium expense charge. Please see your registered representative for more information. Registered representatives receive a commission upon a conversion.


          PLANNED PERIODIC PREMIUMS. Each Policyowner will determine a planned periodic premium schedule that provides for the payment of a level premium over a specified period of time on a quarterly, semi-annual or annual basis. We may, at our discretion, permit you to make planned periodic premium payments on a monthly basis. We ordinarily will send periodic reminder notices to the Policyowner for each planned periodic premium. Depending on the duration of the planned periodic premium schedule, the timing of planned payments could affect the tax status of the Policy. (See "FEDERAL TAX MATTERS.")

          You are not required to pay premiums in accordance with the planned periodic premium schedule. Furthermore, you have considerable flexibility to alter the amount, frequency and the time period over which you pay planned periodic premiums; however, we must consent to any planned periodic payment less than $100. Changes in the planned premium schedule may have federal income tax consequences. (See "FEDERAL TAX MATTERS").


          Paying a planned periodic premium will not guarantee that the Policy remains in force. Instead, the duration of the Policy depends upon the Policy's Cash Value. Thus, even if you do pay planned periodic premiums, the Policy will nevertheless lapse if Net Cash Value is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS -- Monthly Deduction") and a Grace Period expires without a sufficient payment (see "THE POLICY -- Policy Lapse and Reinstatement -- Lapse").


          UNSCHEDULED PREMIUMS. Each unscheduled premium payment must be at least $100; however, we may, in our discretion, waive this minimum requirement. We reserve the right to limit the number and amount of unscheduled premium payments. An unscheduled premium payment may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")


          PREMIUM LIMITATIONS. In no event may the total of all premiums paid, both planned periodic and unscheduled, exceed the applicable maximum premium limitation imposed by federal tax laws. Because the maximum premium limitation is in part dependent upon the Specified Amount for each Policy, changes in the Specified Amount may affect this limitation. If at any time you pay a premium that would result in total premiums exceeding the applicable maximum premium limitation, we will accept only that portion of the premium which will make total premiums equal the maximum. We will return any part of the premium in excess of that amount and we will not accept further premiums until allowed by the applicable maximum premium limitation.


          PAYMENT OF PREMIUMS. We will treat any payments you make first as payment of any outstanding Policy Debt unless you indicate that the payment should be treated otherwise. Where you make no indication, we will treat any portion of a payment that exceeds the amount of any outstanding Policy Debt as a premium payment.

          NET PREMIUMS. The Net Premium is the amount available for investment. The Net Premium equals the premium paid less the premium expense charge. (See "CHARGES AND DEDUCTIONS -- Premium Expense Charge.")

          ALLOCATING NET PREMIUMS. In the application for a Policy, you can allocate Net Premiums or portions thereof to the Subaccounts, to the Declared Interest Option, or both. We will allocate Net Premiums to the Declared Interest Option if we receive them either


               (1) before the date we obtain a signed notice from you that you have received the Policy, or


               (2) before the end of 25 days after the Delivery Date (the date we issue and mail the Policy to you).

          Upon the earlier of (1) or (2) above, we will automatically allocate the Cash Value in the Declared Interest Option, without charge, among the Subaccounts and Declared Interest Option in accordance with your allocation instructions.


          We allocate Net Premiums received on or after (1) or (2) above in accordance with your instructions, to the Variable Account, the Declared Interest Option, or both. You do not waive your cancellation privilege by sending us the signed notice of receipt of the Policy (see "THE POLICY -- Examination of Policy (Cancellation Privilege)").


          The following additional rules apply to Net Premium allocations:


               - You must allocate at least 10% of each premium to any subaccount of the Variable Account or to the Declared Interest Option.


               - Your allocation percentages must be in whole numbers (we do not permit fractional percentages).


               - You may change the allocation percentages for future Net Premiums without charge, at any time while the Policy is in force, by providing us with a written notice signed by you on a form we accept. The change will take effect on the date we receive the written notice at the Home Office and will have no effect on prior cash values.
--------------------------------------------------------------------------------


EXAMINATION OF POLICY (CANCELLATION PRIVILEGE)


          You may cancel the Policy by delivering or mailing written notice or sending a telegram to us at the Home Office, and returning the Policy to us at the Home Office before midnight of the 20th day you receive the Policy. Notice given by mail and return of the Policy by mail are effective on being postmarked, properly addressed and postage prepaid.


          With respect to all Policies, we will refund, within seven days after receipt of satisfactory notice of cancellation and the returned Policy at our Home Office, an amount equal to the sum of


               - the Cash Value on the Business Day on or next following the date we receive the Policy at the Home Office,


               -    any premium expense charges we deducted,


               - monthly deductions made on the Policy Date and any Monthly Deduction Day, and


               - amounts approximating the daily mortality and expense risk charges against the Variable Account.


          (Owners in the state of Utah will receive the greater of (1) the Policy's Cash Value plus an amount approximately equal to any charges we deducted from premiums, Cash Value and the Variable Account, or (2) premiums paid.)
--------------------------------------------------------------------------------

POLICY LAPSE AND REINSTATEMENT

          LAPSE. Your Policy may lapse (terminate without value) if the Net Cash Value is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS -- Monthly Deduction") AND a Grace Period expires without a sufficient payment. Insurance coverage will continue during the Grace Period, but we will deem the Policy to have no Cash Value for purposes of Policy Loans and surrenders during such Grace Period. The death proceeds payable during the Grace Period will equal the amount of the death proceeds payable immediately prior to the commencement of the Grace Period, reduced by any due and unpaid monthly deductions.


          To avoid lapse and termination of the Policy without value, we must receive from you during the Grace Period a premium payment that, when reduced by the premium expense charge (see "CHARGES AND DEDUCTIONS -- Premium Expense Charge"), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see "CHARGES AND DEDUCTIONS -- Monthly Deduction"). A Grace Period of 61 days will commence on the date we send you a notice of any insufficiency.


          REINSTATEMENT. Prior to the Maturity Date, you may reinstate a lapsed Policy at any time within five years of the Monthly Deduction Day immediately preceding the Grace Period which expired without payment of the required premium. You must submit the following items to us:


               - A written application for reinstatement signed by the Policyowner and the Insured;


               -    Evidence of insurability we deem satisfactory;


               - A premium that, after the deduction of the premium expense charge, is at least sufficient to keep the Policy in force for three months; and


               - An amount equal to the monthly cost of insurance for the two Policy Months prior to lapse.


          State law may limit the premium to be paid on reinstatement to an
          amount less than that described.   To the extent that we did not
          deduct the first year monthly administrative charge for a total of twelve Policy Months prior to lapse, we will continue to deduct such charge following reinstatement of the Policy until we have assessed such charge, both before and after the lapse, for a total of 12 Policy Months. (See "CHARGES AND DEDUCTIONS -- Monthly Deduction"). We will not reinstate a Policy surrendered for its Cash Value. The lapse of a Policy with loans outstanding may have adverse tax consequences (see "FEDERAL TAX MATTERS -- Policy Proceeds").


          The effective date of the reinstated Policy will be the Monthly Deduction Day coinciding with or next following the date we approve the application for reinstatement.
--------------------------------------------------------------------------------

SPECIAL TRANSFER PRIVILEGE

          A Policyowner may, at any time prior to the Maturity Date while the Policy is in force, convert the Policy to a flexible premium fixed-benefit life insurance policy by requesting that we transfer all of the Cash Value in the Variable Account to the Declared Interest Option. You may exercise this special transfer privilege once each Policy Year. Once you exercise the special transfer privilege, we automatically will credit all future premium payments to the Declared Interest Option, until you request a change in allocation. The Company will not impose any charge for transfers resulting from the exercise of the special transfer privilege.
--------------------------------------------------------------------------------

EXCHANGE PRIVILEGE

          The Company will permit the owner of a flexible premium fixed-benefit life insurance policy ("fixed-benefit policy") issued by the Company or Western Farm Bureau Life Insurance Company (a company held by the same holding company as the Company), within 12 months of the policy date shown in such policy, to exchange his fixed-benefit policy (forms #434-112 and #834-112 only) for a Policy on the life of the Insured. After the first 12 months following the policy date shown in these fixed-benefit policies (as well as certain other fixed-benefit policies issued by the Company or Western Farm Bureau Life Insurance Company), the Company will permit the owner of such policy to exchange his fixed-benefit policy for a Policy when the owner applies for an increase of $25,000 or more in Specified Amount.

          The Policy Date will be the date you sign the application for the Policy. If an exchange occurs in the first 12 months, the Policy will have a Specified Amount equal to the specified amount of the fixed-benefit policy and will require no evidence of insurability to exercise the exchange privilege. We will place the Insured in the premium class applicable to the initial specified amount under the fixed-benefit policy, unless there has been an underwritten increase in specified amount, in which event we will place the Insured, with respect to the entire Specified Amount under the Policy, in the premium class applicable to such increase in specified amount.


          If an exchange occurs after the first 12 months, the Policy will have a Specified Amount equal to the specified amount of the fixed-benefit policy plus the increase to purchase a Policy, and the increase will require underwriting to exercise the exchange privilege. We will place the Insured in the premium class applicable to the initial specified amount under the fixed-benefit policy, unless there has been an underwritten increase in specified amount, in which event we will place the Insured, with respect to the entire amount exchanged, in the premium class applicable to such increase in specified amount. With regard to the increase in Specified Amount, we will place the Insured in the premium class applicable to the increase.


          The Company will initially allocate the net cash value of the fixed-benefit policy to the Declared Interest Option. When the Company receives, at its Home Office, a notice signed by the Policyowner that the Policy has been received, the Company will automatically allocate the Policy's cash value in the Declared Interest Option, without charge, among the Subaccounts and the Declared Interest Option pursuant to the allocation instructions set forth in the application for the Policy.

          The Company will waive the premium expense charge (see "CHARGES AND DEDUCTIONS -- Premium Expense Charge--Sales Charge and Premium Taxes") on the net cash value of the fixed-benefit policy applied to the Policy pursuant to an exchange. In addition, the Company will assess the First Year Monthly Administrative Charge (see "CHARGES AND DEDUCTIONS -- Monthly Deduction -- First Year

          Monthly Administrative Charge") only to the extent that the Company has not assessed 12 monthly per $1,000 charges under the fixed-benefit policy. We will assess the First Year Monthly Administrative Charge on an increase in Specified Amount related to a fixed-benefit policy exchanged after the first 12 months. Otherwise, we will make charges and deductions in the manner and amounts described elsewhere in the Prospectus.

          With regard to an exchange after the first 12 months of the fixed-benefit policy, the incontestable and suicide provisions of the Policy will apply only to the increased amount of coverage, except for any period remaining on the fixed-benefit policy.

          We will not permit an exchanging owner to carry over an outstanding loan under his fixed-benefit policy. Any outstanding loan and loan interest must be repaid prior to the date of exchange. If not repaid prior to the date of exchange, the Company will reflect the amount of the outstanding loan and interest thereon in the net cash value of the fixed-benefit policy. To the extent a fixed-benefit policy with an outstanding loan is exchanged for an unencumbered Policy, the exchanging owner could recognize income at the time of the exchange up to the amount of such loan (including any due and unpaid interest on such loan). (See "FEDERAL TAX MATTERS -- Tax Treatment of Policy Benefits").

          Riders issued on the original fixed-benefit policy which are not offered in the Policy will not be available on the new Policy. Riders which are available may be exchanged to the new Policy.

          Registered representatives will receive commissions on the increase in Specified Amount only.

          The Policy differs from a fixed-benefit policy in many significant respects. Most importantly, the Cash Value under this Policy may consist, entirely on in part, of Subaccount value which fluctuates in response to the net investment return of the Variable Account. In contrast, the cash values under a fixed-benefit policy always reflect interest credited by the Company. While we guarantee a minimum rate of interest, we have previously credited interest at higher rates. Accordingly, cash values under a fixed-benefit policy reflect changing current interest rates and do not vary with the investment performance of a Variable Account.

          Other significant differences between the Policy and a fixed-benefit policy include:

               - additional charges applicable under the Policy not found in a fixed-benefit policy;


               -    different surrender charges;


               -    different death benefits; and


               - differences in federal and state laws and regulations applicable to each of the types of policies.


          Owners of a fixed-benefit policy should carefully consider whether it will be advantageous to replace a fixed-benefit policy with a Policy. It may not be advantageous to exchange a fixed-benefit policy for a Policy (or to surrender in full or in part a fixed-benefit policy and use the surrender or partial surrender proceeds to purchase a Policy.)

          The Company believes that an exchange of a fixed-benefit policy for a Policy generally should be treated as a nontaxable exchange within the meaning of Section 1035 of the Internal Revenue Code of 1986, as amended. A Policy purchased in exchange will generally be treated as a newly issued contract as of the effective date of the Policy. This could have various tax consequences. (See "FEDERAL TAX MATTERS -- Tax Treatment of Policy Benefits.")

          If you surrender your fixed-benefit policy in whole or in part, and after receipt of the proceeds you use the surrender proceeds or partial surrender proceeds to purchase a Policy, it will not be treated as a non-taxable exchange. The surrender proceeds will generally be includible in income.

          Owners of a fixed-benefit policy should consult their tax advisers before exchanging a fixed-benefit policy for this Policy, or before surrendering in whole or in part their fixed-benefit policy and using the proceeds to purchase a Policy.
--------------------------------------------------------------------------------

POLICY BENEFITS
--------------------------------------------------------------------------------

          While a Policy is in force, it provides for certain benefits prior to the Maturity Date. Subject to certain limitations, the Policyowner may at any time obtain all or a portion of the Net Cash Value by completely or partially surrendering the Policy. (See "POLICY BENEFITS -- Cash Value Benefits -- Surrender Privileges"). In addition, the Policyowner has certain policy loan privileges under the Policies. (See "POLICY BENEFITS -- Loan Benefits -- Policy Loans"). The Policy also provides for the payment of death proceeds upon the death of the Insured under one of two death benefit options selected by the Policyowner (see "POLICY BENEFITS -- Death Proceeds -- Death Benefit Options"), and benefits upon the maturity of a Policy (see "POLICY BENEFITS -- Benefits at Maturity").
--------------------------------------------------------------------------------

CASH VALUE BENEFITS

          SURRENDER PRIVILEGES. At any time prior to the Maturity Date while the Policy is in force, you may surrender the Policy in whole or in part by sending a written request to the Company at its Home Office.
          A Surrender Charge to cover the cost of processing the surrender will be payable upon complete surrender and upon each partial surrender. The charge is equal to the lesser of $25 or 2.0% of the amount requested. (See "CHARGES AND DEDUCTIONS -- Surrender Charge"). We ordinarily mail surrender proceeds ordinarily to the Policyowner within seven days after we receive a signed request for a surrender at our Home Office, although we may postpone payments under certain circumstances. (See "GENERAL PROVISIONS -- Postponement of Payments").


          COMPLETE SURRENDERS. The amount payable on complete surrender of the Policy is the Net Cash Value at the end of the Valuation Period when we receive the request, less the Surrender Charge. We may pay this amount in a lump sum or under one of the payment options specified in the Policy, as requested by the Policyowner. (See "POLICY BENEFITS -- Payment Options"). If you surrender the entire Net Cash Value, all insurance in force will terminate. See "FEDERAL TAX MATTERS" for a discussion of the tax consequences associated with complete surrenders.

          PARTIAL SURRENDERS. A Policyowner may obtain a portion of the Policy's Net Cash Value upon partial surrender of the Policy.

               -    A partial surrender must be at least $500


               - A partial surrender cannot exceed the lesser of (1) the Net Cash Value less $500 or (2) 90% of the Net Cash Value.


          We deduct the surrender charge from the remaining Cash Value. The Policyowner may request that we pay the proceeds of a partial surrender in a lump sum or under one of the payment options specified in the Policy. (See "POLICY BENEFITS -- Payment Options").


          We will allocate a partial surrender (together with the surrender charge) among the Subaccounts and the Declared Interest Option in accordance with the Policyowner's written instructions. If we do not receive any such instructions with the request for partial surrender, we will allocate the partial surrender among the Subaccounts and the Declared Interest Option in the same proportion that the Cash Value in each of the Subaccounts and the Cash Value in the Declared Interest Option, reduced by any outstanding Policy Debt, bears to the total Cash Value on the date we receive the request at the Home Office.


          Partial surrenders will affect both the Policy's Cash Value and the death proceeds payable under the Policy:


               - The Policy's Cash Value will be reduced by the amount of the partial surrender.


               - If the death benefit payable under either death benefit option both before and after the partial surrender is equal to the Cash Value multiplied by the specified amount factor set forth in the Policy, a partial surrender will result in a reduction in death proceeds equal to the amount of the partial surrender, multiplied by the specified amount factor then in effect.


               - If the death benefit is not so affected by the specified amount factor, the reduction in death proceeds will be equal to the partial surrender. (See "POLICY BENEFITS -- Death Proceeds").


          Partial surrenders will reduce the Policy's Specified Amount by the amount of Cash Value surrendered if Option B is in effect at the time of the surrender. If Option A is in effect at the time of the surrender, there will be no effect on Specified Amount. (See "POLICY BENEFITS -- Death Proceeds -- Death Benefit Options"). The Specified Amount remaining in force after a partial surrender may not be less than the minimum Specified Amount for the Policy in effect on the date of the partial surrender, as published by the Company. As a result, the Company will not process any partial surrender that would reduce the Specified Amount below this minimum.

          If increases in the Specified Amount previously have occurred, a partial surrender will first reduce the Specified Amount of the most recent increase, then the next most recent increases successively, then the coverage under the original application. Thus, a partial surrender may either increase or decrease the amount of the cost of insurance charge, depending upon the particular circumstances. (See "CHARGES AND DEDUCTIONS -- Monthly Deduction -- Cost of Insurance"). For a discussion of the tax consequences associated with partial surrenders, see "FEDERAL TAX MATTERS".

          NET CASH VALUE. Net Cash Value equals the Policy's Cash Value reduced by any outstanding Policy Debt and increased by any unearned loan interest.

          CALCULATING CASH VALUE. The Policy provides for the accumulation of Cash Value. The Cash Value of the Policy is equal to the sum of the Cash Values in each Subaccount, plus the Cash Value in the Declared Interest Option, including amounts transferred to the Declared Interest Option to secure outstanding Policy Debt. We determine Cash Value on each Business Day, and there is no guaranteed minimum Cash Value.


               -    Cash Value will reflect a number of factors, including
                    -    Net Premiums paid
                    -    partial surrenders
                    -    Policy Loans
                    -    charges assessed in connection with the Policy
                    - interest earned on the Cash Value in the Declared Interest Option
                    - investment performance of the Subaccounts to which the Cash Value is allocated.


          As of the Policy Date, the Cash Value equals the initial Net Premium less the monthly deduction made on the Policy Date.


          On the Business Day coinciding with or immediately following the date we receive notice that the Policyowner has received the Policy, but no later than 25 days after the Delivery Date, we will automatically transfer the Cash Value (all of which is in the Declared Interest Option) among the Subaccounts and the Declared Interest Option in accordance with your percentage allocation instructions. At the end of each Valuation Period thereafter, the Cash Value in a Subaccount will equal:


               - The total Subaccount units represented by the Cash Value at the end of the preceding Valuation Period, multiplied by the Subaccount's unit value for the current Valuation Period; PLUS


               - Any Net Premiums received during the current Valuation Period which are allocated to the Subaccount; PLUS


               - All Cash Values transferred to the Subaccount from the Declared Interest Option or from another Subaccount during the current Valuation Period; MINUS


               - All Cash Values transferred from the Subaccount to another Subaccount or to the Declared Interest Option during the current

                    Valuation Period, including amounts transferred to the Declared Interest Option to secure Policy Debt; MINUS

               - All partial surrenders (and any portion of the Surrender charge) from the Subaccount during the current Valuation Period; MINUS


               - The portion of any monthly deduction charged to the Subaccount during the current Valuation Period to cover the Policy Month following the Monthly Deduction Day.

          The Policy's total Cash Value in the Variable Account equals the sum of the Policy's Cash Value in each Subaccount.

          UNIT VALUE. Each Subaccount has a Unit Value. When you allocate Net Premiums or transfer other amounts into a Subaccount, we purchase a number of units based on the Unit Value of the Subaccount as of the end of the Valuation Period during which the allocation or transfer is made. Likewise, when amounts are transferred out of a Subaccount, units are redeemed on the same basis. On any day, a Policy's Cash Value in a Subaccount is equal to the number of units held in such Subaccount, multiplied by the Unit Value of such Subaccount on that date.


          For each Subaccount, we initially set the Unit Value set at $10 when the Subaccount first purchased shares of the designated Investment Option. We calculate the Unit Value for each subsequent valuation period by dividing (a) by (b) where:

               (a) is (1) the Net Asset Value of the net assets of the Subaccount at the end of the preceding Valuation Period, plus

                    (2) the investment income and capital gains, realized or unrealized, credited to the net assets of that Subaccount during the Valuation Period for which the Unit Value is being determined, minus

                    (3) the capital losses, realized or unrealized, charged against those assets during the Valuation Period, minus

                    (4) any amount charged against the Subaccount for taxes, or any amount we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of that Subaccount, and minus


                    (5) a charge no greater than 0.0024548% of the average daily net assets of the Subaccount for each day in the Valuation Period. This corresponds to an effective annual rate of .90% of the average daily net assets of the Subaccount for mortality and expense risks incurred in connection with the Policies.

               (b) is the number of units outstanding at the end of the preceding Valuation Period.

          The Unit Value for a Valuation Period applies for each day in the period. We value the assets in the Variable Account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations.
--------------------------------------------------------------------------------

TRANSFERS

          The following features apply to transfers under the Policy:


               - You may transfer amounts among the Subaccounts an unlimited number of times in a Policy Year; however, you may only make one transfer per Policy Year between the Declared Interest Option and the Variable Account.


               - You may make transfers by written request to the Home Office or, if you elected the "Telephone Transfer Authorization" on the supplemental application, by calling the Home Office toll-free at (800) 247-4170.


               - The amount of the transfer must be at least $100 or the total Cash Value in the Subaccount or in the Declared Interest Option (reduced, in the case of the Declared Interest Option, by any outstanding Policy Debt), if less than $100. The Company may, at its discretion, waive the $100 minimum requirement.


               - The transfer will be effective as of the end of the Valuation Period during which we receive the request at the Home Office.


               - The first transfer in each Policy Year is free. Each time you subsequently transfer amounts in that Policy Year, we may assess a transfer charge of $25. Unless paid in cash, we will deduct the transfer charge from the amount transferred. Once we issue a Policy, we guarantee the amount of the transfer charge for the life of the Policy. (See "CHARGES AND DEDUCTIONS--Transfer Charge.")


               - For purposes of these limitations and charges, we consider all transfers effected on the same day as a single transfer.

--------------------------------------------------------------------------------

LOAN BENEFITS

          POLICY LOANS. So long as the Policy remains in force and has a positive Net Cash Value, you may borrow money from the Company at any time using the Policy as the sole security for the Policy Loan. A loan taken from, or secured by, a Policy may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")


          The maximum amount that you may borrow at any time is 90% of the Cash Value as of the end of the Valuation Period during which we receive the request for the Policy Loan at the Home Office, less any previously outstanding Policy Debt. The Company's claim for repayment of Policy Debt has priority over the claims of any assignee or other person.


          During any time that there is outstanding Policy Debt, we will treat payments you make first as payment of outstanding Policy Debt, unless you indicate that we should treat the payment otherwise. Where no indication is made, we will treat as a premium payment any portion of a payment that exceeds the amount of any outstanding Policy Debt.

          ALLOCATION OF POLICY LOAN. When you take a Policy Loan, we segregate an amount equal to the Policy Loan within the Declared Interest Option as security for the Policy Loan. If, immediately prior to the Policy Loan, the Cash Value in the Declared Interest Option less Policy Debt outstanding is less than the amount of such Policy Loan, we will transfer the difference from the subaccounts of the Variable Account, which have Cash Value, in the same proportions that the Policy's Cash Value in each Subaccount bears to the Policy's total Cash Value in the Variable Account. We will determine Cash Values as of the end of the Valuation Period during which we receive the request for the Policy Loan at the Home Office.


          We normally will mail loan proceeds to you within seven days after receipt of a written request. Postponement of a Policy Loan may take place under certain circumstances. (See "GENERAL PROVISIONS -- Postponement of Payments.")

          Amounts segregated within the Declared Interest Option as security for Policy Debt will bear interest at an effective annual rate set by the Company. (See "POLICY BENEFITS -- Loan Benefits -- Effect on Investment Performance.")

          LOAN INTEREST CHARGED. The interest rate charged on Policy Loans is not fixed. Initially, it will be the rate shown in the Policy on the policy data page. The Company may at any time elect to change the interest rate, subject to the following conditions:

               (1) the rate may not exceed 7.4% per year in advance (which is equal to an effective rate of 8.0%);


               (2) any increase in the interest rate may not exceed 1.0% per calendar year; and


               (3) changes in the interest rate may not occur more often than once in any twelve-month period. The Company will send you notice of any change in rate. The new rate will take effect on the Policy Anniversary coinciding with or next following the date we change the rate.


          Interest is payable in advance at the time you make any Policy Loan (for the remainder of the Policy Year) and on each Policy Anniversary thereafter (for the entire Policy Year) so long as there is Policy Debt outstanding. We will subtract interest payable at the time you make a Policy Loan from the loan proceeds. Thereafter, we will add interest not paid when due to the existing Policy Debt and it will bear interest at the same rate charged for Policy Loans. We will segregate the amount equal to unpaid interest within the Declared Interest Option in the same manner that amounts for Policy Loans are segregated within the Declared Interest Option. (See "POLICY BENEFITS -- Loan Benefits -- Allocation of Policy Loan.")


          Because we charge interest in advance, we will add any interest that has not been earned to the death benefit payable at the Insured's death and to the Cash Value upon complete surrender, and we will credit it to the Cash Value in the Declared Interest Option upon repayment of Policy Debt.


          EFFECT ON INVESTMENT PERFORMANCE. Amounts transferred from the Variable Account as security for Policy Debt will no longer participate in the investment performance of the Variable Account. We will credit all amounts held in the Declared Interest

          Option as security for Policy Debt with interest on each Monthly Deduction Day at an effective annual rate of between 4.5% and 6.0%, as determined and declared by the Company. We will not credit additional interest to these amounts. The interest credited will remain in the Declared Interest Option unless and until transferred by the Policyowner to the Variable Account, but will not be segregated within the Declared Interest Option as security for Policy Debt.


          Even though you may repay Policy Debt in whole or in part at any time prior to the Maturity Date if the Policy is still in force, Policy Loans will affect the Cash Value of a Policy and may affect the death proceeds payable. The effect could be favorable or unfavorable depending upon whether the investment performance of the Subaccount(s) from which the Cash Value was transferred is less than or greater than the interest rates actually credited to the Cash Value segregated within the Declared Interest Option as security for Policy Debt while Policy Debt is outstanding. In comparison to a Policy under which no Policy Loan was made, Cash Value will be lower where such interest rates credited were less than the investment performance of the Subaccount(s), but will be greater where such interest rates were greater than the performance of the Subaccount(s). In addition, death proceeds will reflect a reduction of the death benefit by any outstanding Policy Debt.


          POLICY DEBT. Policy Debt equals the sum of all unpaid Policy Loans and any due and unpaid policy loan interest. Policy Debt is not included in Net Cash Value, which is equal to Cash Value less Policy Debt. If Net Cash Value is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS -- Monthly Deduction"), the Company will notify the Policyowner. To avoid lapse and termination of the Policy without value (see "THE POLICY -- Policy Lapse and Reinstatement -- Lapse"), the Policyowner must, during the Grace Period, make a premium payment that, when reduced by the premium expense charge (see "CHARGES AND DEDUCTIONS -- Premium Expense Charge"), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see "CHARGES AND DEDUCTIONS -- Monthly Deduction"). Therefore the greater the Policy Debt under a Policy, the more likely it would be to lapse.


          REPAYMENT OF POLICY DEBT. You may repay Policy Debt in whole or in part any time during the Insured's life and before the Maturity Date so long as the Policy is in force. We subtract any Policy Debt not repaid from the death benefit payable at the Insured's death, from Cash Value upon complete surrender or from the maturity benefit. Any payments made by a Policyowner will be treated first as the repayment of any outstanding Policy Debt, unless the Policyowner indicates otherwise. Upon repayment of Policy Debt, we will no longer segregate within the Declared Interest Option the portion of the Cash Value in the Declared Interest Option securing the repaid portion of the Policy Debt, but that amount will remain in the Declared Interest Option unless and until transferred to the Variable Account by the Policyowner.

          For a discussion of the tax consequences associated with Policy Loans and lapses, see "FEDERAL TAX MATTERS."
--------------------------------------------------------------------------------

DEATH PROCEEDS

          So long as the Policy remains in force, the Policy provides for the payment of death proceeds upon the death of the Insured.

               - You may name one or more primary Beneficiaries or contingent Beneficiaries and we will pay proceeds to the primary Beneficiary or a contingent Beneficiary.


               - If no Beneficiary survives the Insured, we will pay the death proceeds to the Policyowner or his estate. We may pay death proceeds in a lump sum or under a payment option.
                    (See "POLICY BENEFITS -- Payment Options.")


          To determine the death proceeds, we will reduce the death benefit by any outstanding Policy Debt and increase it by any unearned loan interest and any premiums paid after the date of death. We will ordinarily mail proceeds within seven days after receipt by the Company of Due Proof of Death. We may postpone payment, however, under certain circumstances. (See "GENERAL PROVISIONS -- Postponement of Payments.") We pay interest on those proceeds, at an annual rate of no less than 3.0% or any rate required by law, from the date of death to the date payment is made.


          DEATH BENEFIT OPTIONS. Policyowners designate in the initial application one of two death benefit options offered under the Policy. The amount of the death benefit payable under a Policy will depend upon the option in effect at the time of the Insured's death.



          Under Option A, the death benefit will be equal to the greater of

               (1) the sum of the current Specified Amount and the Cash Value, or


               (2)  the Cash Value multiplied by the specified amount factor.


          We will determine Cash Value as of the end of the Business Day coinciding with or immediately following the date of death. The specified amount factor is 2.50 for an Insured Attained Age 40 or below on the date of death. For Insureds with an Attained Age over 40 on the date of death, the factor declines with age as shown in the Specified Amount Factor Table in Appendix B. Accordingly, under Option A, the death proceeds will always vary as the Cash Value varies (but will never be less than the Specified Amount). Policyowners who prefer to have favorable investment performance and additional premiums reflected in increased death benefits generally should select Option A.

          Under Option B, the death benefit will be equal to the greater of the current Specified Amount or the Cash Value (determined as of the end of the Business Day coinciding with or immediately following the date of death) multiplied by the specified amount factor. The specified amount factor is the same as under Option A. Accordingly, under Option B the death benefit will remain level at the Specified Amount unless the Cash Value multiplied by the specified amount factor exceeds the current Specified Amount, in which case the amount of the death benefit will vary as the Cash Value varies. Policyowners who are satisfied with the amount of their insurance coverage under the Policy and who prefer to have favorable investment performance and additional premiums reflected in higher Cash Value, rather than increased death benefits, generally should select Option B.

          Appendix B shows examples illustrating Option A and Option B.


          CHANGING THE DEATH BENEFIT OPTION. You may change the death benefit option in effect at any time by sending a written request for the change to the Company at its

          Home Office. The effective date of such a change will be the Monthly Deduction Day coinciding with or immediately following the date we approve the change. A change in death benefit options may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")


          If you change the death benefit option from Option A to Option B, the current Specified Amount will not change. If you change the death benefit option from Option B to Option A, we will reduce the current Specified Amount by an amount equal to the Cash Value on the effective date of the change. You may not make a change in the death benefit option if it would result in a Specified Amount which is less than the minimum Specified Amount in effect on the effective date of the change, or if after the change the Policy would no longer qualify as life insurance under federal tax law.


          We impose no charges in connection with a change in death benefit option; however, a change in death benefit option will affect the cost of insurance charges. (See "CHARGES AND DEDUCTIONS -- Monthly Deduction -- Cost of Insurance.")


          CHANGE IN EXISTING COVERAGE. After a Policy has been in force for one Policy Year, you may adjust the existing insurance coverage by increasing or decreasing the Specified Amount. To make a change, you must send us a written request at our Home Office. Any change in the Specified Amount may affect the cost of insurance rate and the net amount at risk, both of which will affect a Policyowner's cost of insurance charge. (See "CHARGES AND DEDUCTIONS -- Monthly Deduction -- Cost of Insurance Rate, and -- Net Amount at Risk.") If decreases in the Specified Amount cause the premiums paid to exceed the maximum premium limitations imposed by federal tax law (see "THE POLICY -- Premiums -- Premium Limitations"), the decrease will be limited to the extent necessary to meet these requirements. A change in existing coverage may have federal income tax consequences. (See "FEDERAL TAX MATTERS -- Tax Treatment of Policy Benefits.")


          Any decrease in the Specified Amount will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. The decrease will first reduce the Specified Amount provided by the most recent increase, then the next most recent increases successively, then the Specified Amount under the original application. The Specified Amount following a decrease can never be less than the minimum Specified Amount for the Policy in effect on the date of the decrease. A Specified Amount decrease will not reduce the Surrender Charge.


          To apply for an increase, you must provide us with evidence of insurability we deem satisfactory. Any approved increase will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. An increase will not become effective, however, if the Policy's Cash Value on the effective date would not be sufficient to cover the deduction for the increased cost of the insurance for the next Policy Month.

          CHANGES IN INSURANCE PROTECTION. A Policyowner may increase or decrease the pure insurance protection provided by a Policy -- the difference between the death benefit and the Cash Value -- in one of several ways as insurance needs change. These ways include increasing or decreasing the Specified Amount of insurance, changing the level of premium payments and, to a lesser extent, partially surrendering Cash Value.

          Although the consequences of each of these methods will depend upon the individual circumstances, they may be summarized as follows:

               - A decrease in the Specified Amount will, subject to the applicable specified amount factor limitations (see "POLICY BENEFITS -- Death Proceeds -- Death Benefit Options"), decrease the pure insurance protection and the cost of insurance charges under the Policy without generally reducing the Cash Value.


               - An increase in the Specified Amount may increase the amount of pure insurance protection, depending on the amount of Cash Value and the resultant applicable specified amount factor. If the insurance protection is increased, the cost of insurance charge generally will increase as well.


               - If you elect Option B, an increased level of premium payments will increase the Cash Value and reduce the pure insurance protection, until the Cash Value multiplied by the applicable specified amount factor exceeds the Specified Amount. Increased premiums should also increase the amount of funds available to keep the Policy in force.


               - If you elect Option B, a reduced level of premium payments generally will increase the amount of pure insurance protection, depending on the applicable specified amount factor. It also will result in a reduced amount of Cash Value and will increase the possibility that the Policy will lapse.


               - A partial surrender will reduce the death benefit. (See "POLICY BENEFITS -- Cash Value Benefits -- Surrender Privileges.") However, it only affects the amount of pure insurance protection if the death benefit payable is based on the specified amount factor, because otherwise the decrease in the benefit is offset by the amount of Cash Value withdrawn. The primary use of a partial surrender is to withdraw cash and reduce Cash Value.

          In comparison, an increase in the death benefit due to the operation of the specified amount factor occurs automatically and is intended to help assure that the Policy remains qualified as life insurance under federal tax law. The calculation of the death benefit based upon the specified amount factor occurs only when the Cash Value of a Policy reaches a certain proportion of the Specified Amount (which may or may not occur). Additional premium payments, favorable investment performance and large initial premiums tend to increase the likelihood of the specified amount factor becoming operational after the first few Policy Years. Such increases will be temporary, however, if the investment performance becomes unfavorable and/or premium payments are stopped or decreased.
--------------------------------------------------------------------------------

ACCELERATED PAYMENTS OF DEATH PROCEEDS

          In the event that the Insured becomes terminally ill (as defined below), the Policyowner (if residing in a state that has approved such an endorsement) may, by written request and subject to the conditions stated below, have the Company pay all or a portion of the accelerated death benefit immediately to the Policyowner. If not attached to the Policy beforehand, the Company will issue an accelerated death benefit endorsement (the "Endorsement") providing for this right.

          For this purpose, an Insured is terminally ill when a physician (as defined by the Endorsement) certifies that he or she has a life expectancy of 12 months or less.

          The accelerated death benefit is equal to the Policy's death benefit as described on page 6, up to a maximum of $250,000 (the $250,000 maximum applies in aggregate to all policies issued by the Company on the Insured), less an amount representing a discount for 12 months at the interest rate charged for loans under the Policy. The accelerated death benefit does not include the amount of any death benefit payable under a rider that covers the life of someone other than the Insured.

          In the event that there is a loan outstanding under the Policy on the date that the Policyowner requests a payment under the Endorsement, we reduce the accelerated death benefit by a portion of the outstanding loan in the same proportion that the requested payment under the Endorsement bears to the total death benefit under the Policy. If the amount you request to be paid under the Endorsement is less than the total death benefit under the Policy and the Specified Amount of the Policy is equal to or greater than the minimum Specified Amount, the Policy will remain in force with all values and benefits under the Policy being reduced in the same proportion that the new Policy benefit bears to the Policy benefit before exercise of the Endorsement.

          There are several other restrictions associated with the Endorsement. These are:

               (1) the Endorsement is not valid if the Policy is within five years of being matured,

               (2) the consent of any irrevocable beneficiary or assignee is required to exercise the Endorsement,

               (3) the Company reserves the right, in its sole discretion, to require the consent of the Insured or of any beneficiary, assignee, spouse or other party of interest before permitting the exercise of the Endorsement,

               (4) the Company reserves the right to obtain the concurrence of a second medical opinion as to whether any Insured is terminally ill and

               (5)  the Endorsement is not effective where

                    (a) the Insured or the Policyowner would be otherwise required by law to use the Endorsement to meet the claims of creditors, or

                    (b) the Insured would be otherwise required by any government agency to exercise the Endorsement in order to apply for, obtain or keep a government benefit or entitlement.

          The Endorsement will terminate at the earlier of the end of the grace period for which any premium is unpaid, upon receipt in the Home Office of a written request from the Policyowner to cancel the Endorsement or upon termination of the Policy.

          The Company believes that for federal income tax purposes, an accelerated death benefit payment received under an accelerated death benefit endorsement should be fully excludable from the gross income of the beneficiary, as long as the beneficiary is the insured under the Policy. However, the Policyowner should consult a qualified tax adviser about the consequences of adding this Endorsement to a Policy or requesting an accelerated death benefit payment under this Endorsement.
--------------------------------------------------------------------------------

BENEFITS AT MATURITY

          If the Insured is alive and the Policy is in force on the Maturity Date, the Company will pay to the Policyowner the Policy's Cash Value as of the end of the Business Day coinciding with or immediately following the Maturity Date, reduced by any outstanding Policy Debt. (See "POLICY BENEFITS -- Loan Benefits -- Repayment of Policy Debt.") We may pay benefits at maturity in a lump sum or under a payment option. The Maturity Date is Attained Age 95.

--------------------------------------------------------------------------------

PAYMENT OPTIONS

          We may pay death proceeds and Cash Value due at maturity, or upon complete or partial surrender of a Policy, in whole or in part under a payment option. There are currently five payment options available.
          We also may make payments under any new payment option available at the time proceeds become payable. In addition, we may pay proceeds in any other manner acceptable to us.


          You may designate an option in the application or notify us in writing at our Home Office. During the life of the Insured, the Policyowner may select a payment option; in addition, during that time the Policyowner may change a previously selected option by sending written notice to the Company requesting the cancellation of the prior option and the designation of a new option. If the Policyowner has not chosen an option prior to the Insured's death, the Beneficiary may choose an option. The Beneficiary may change a payment option by sending a written request to the Company, provided that a prior option chosen by the Policyowner is not in effect.

          If no option is chosen, the Company will pay the proceeds of the Policy in one sum. The Company will also pay the proceeds in one sum if,

               (1)  the proceeds are less than $2,000;


               (2)  periodic payments would be less than $20; or


               (3) the payee is an assignee, estate, trustee, partnership, corporation or association.

          Amounts paid under a payment option are paid pursuant to a payment contract and will not depend upon the investment performance of the Variable Account. Proceeds applied under a payment option earn interest at a rate guaranteed to be no less than 3.0% compounded yearly. The Company may be crediting higher interest rates on the effective date of the payment contract. The Company may, but is not obligated to, declare additional interest to be applied to such funds.

          If a payee dies, any remaining payments will be paid to a contingent payee. At the death of the last payee, the commuted value of any remaining payments will be paid to the last payee's estate. A payee may not withdraw funds under a payment option unless the Company has agreed to such withdrawal in the payment contract. The

          Company reserves the right to defer a withdrawal for up to six months and to refuse to allow partial withdrawals of less than $250.

          Payments under Options 2, 3, 4 or 5 will begin as of the date of the Insured's death, on surrender or on the Maturity Date. Payments under Option 1 will begin at the end of the first interest period after the date proceeds are otherwise payable.

               Option 1 -- Interest Income. Periodic payments of interest earned from the proceeds will be paid. Payments can be annual, semi-annual, quarterly or monthly, as selected by the payee, and will begin at the end of the first period chosen. Proceeds left under this plan will earn interest at a rate determined by the Company, in no event less than 3.0% compounded yearly. The payee may withdraw all or part of the proceeds at any time.

               Option 2 -- Income for a Fixed Period. Periodic payments will be made for a fixed period not longer than 30 years. Payments can be annual, semi-annual, quarterly or monthly. Guaranteed amounts payable under the plan will earn interest at a rate determined by the Company, in no event less than 3.0% compounded yearly.

               Option 3 -- Life Income with Term Certain. Equal periodic payments will be made for a guaranteed minimum period elected. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 0, 5, 10, 15 or 20 years. Guaranteed amounts payable under this plan will earn interest at a rate determined by the Company, in no event less than 3.0% compounded yearly.

               Option 4 -- Income of a Fixed Amount. Equal periodic payments of a definite amount will be paid. Payments can be annual, semi-annual, quarterly or monthly. The amount paid each period must be at least $20 for each $1,000 of proceeds. Payments will continue until the proceeds are exhausted. The last payment will equal the amount of any unpaid proceeds. Unpaid proceeds will earn interest at a rate determined by the Company, in no event less than 3.0% compounded yearly.

               Option 5 -- Joint and Two-Thirds Survivor Monthly Life Income. Equal monthly payments will be made for as long as two payees live. The guaranteed amount payable under this plan will earn interest at a minimum rate of 3.0% compounded yearly. When one payee dies, payments of two-thirds of the original monthly payment will be made to the surviving payee. Payments will stop when the surviving payee dies.

          ALTERNATE PAYMENT OPTION. In lieu of one of the above options, we may settle the cash value, cash surrender value or death benefit, as applicable, under any other payment option we make available or under any other payment option you request and we agree to.

--------------------------------------------------------------------------------

CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

          We deduct certain charges in connection with the Policy to compensate us for (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume, some of which are described below.



SERVICES AND BENEFITS WE         -    the death benefit, cash and loan benefits under the Policy
PROVIDE:                         -    investment options, including premium allocations
                                 -    administration of elective options
                                 -    the distribution of reports to Policyowners

COSTS AND EXPENSES WE INCUR:     -    costs associated with processing and underwriting applications, issuing and administering the Policy (including any Policy riders)
                                 -    overhead and other expenses for providing services and benefits
                                 -    sales and marketing expenses
                                 -    other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying Federal, state and local premium and other taxes and fees

RISKS WE ASSUME:                 -    that the cost of insurance charges we may deduct are insufficient to meet our actual claims because Insureds die sooner than we estimate
                                 -    that the costs of providing the services and benefits under the
                                      Policies exceed the charges we deduct



The nature and amount of these charges are described more fully below.
--------------------------------------------------------------------------------

PREMIUM EXPENSE CHARGE

          Before allocating Net Premiums among the Subaccounts and the Declared Interest Option, we reduce premiums paid by a premium expense charge consisting of a sales charge and a charge for premium taxes. The premium less the premium expense charge equals the Net Premium.


          SALES CHARGE. We deduct a sales charge equal to 5.0% of the premium from each premium to compensate us for expenses incurred in distributing the Policy. The sales charge in any Policy Year is not necessarily related to actual distribution expenses incurred in that year. Instead, we expect to incur the majority of distribution expenses in the early Policy Years and to recover any deficiency over the life of the Policy and from our general assets, including amounts derived from the mortality and expense risk charge.


          PREMIUM TAXES. Various states and subdivisions thereof impose a tax on premiums received by insurance companies. Therefore, the premium expense charge currently includes a deduction of 2.0% of every premium for these taxes. Premium taxes vary from state to state. The deduction represents an amount we consider necessary to pay all premium taxes imposed by the states and any subdivisions thereof. We reserve the right to change the amount of this premium tax charge.

--------------------------------------------------------------------------------

MONTHLY DEDUCTION

          We deduct certain charges monthly from the Cash Value of each Policy ("monthly deduction") to compensate us for the cost of insurance coverage and any additional benefits added by rider (See "GENERAL PROVISIONS -- Additional Insurance Benefits"), for underwriting and start-up expenses in connection with issuing a Policy and for certain administrative costs. We deduct the monthly deduction on the Policy Date and on each Monthly Deduction Day. We deduct it from the Declared Interest Option and each Subaccount in the same proportion that the Policy's Net Cash Value in the Declared Interest Option and the Policy's Cash Value in each Subaccount bear to the total Net Cash Value of the Policy. For purposes of making deductions from the Declared Interest Option and the Subaccounts, we determine Cash Values as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.


          During the first 12 Policy Months and during the 12 Policy Months immediately following an increase in Specified Amount, the monthly deduction will include a first year monthly administrative charge.


          We make the monthly deduction on the Business Day coinciding with or immediately following each Monthly Deduction Day and it will equal:


               (1)  the cost of insurance for the Policy; plus


               (2) the cost of any optional insurance benefits added by rider; plus


               (3)  the monthly administrative charge.


          COST OF INSURANCE. This charge is designed to compensate us for the anticipated cost of paying death proceeds to Beneficiaries of those Insureds who die prior to the Maturity Date. We determine the cost of insurance on a monthly basis, and we determine it separately for the initial Specified Amount and for any subsequent increases in Specified Amount. We will determine the monthly cost of insurance charge by dividing the applicable cost of insurance rate, or rates, by 1,000 and multiplying the result by the net amount at risk for each Policy Month.


          NET AMOUNT AT RISK. Under Option A the net amount at risk for a Policy Month is equal to (a) divided by (b); and under Option B the net amount at risk for a Policy Month is equal to (a) divided by (b), minus (c), where:

               (a)  is the Specified Amount;

               (b)  is 1.0036748;(1) and

               (c)  is the Cash Value.

          We determine the Specified Amount and the Cash Value as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day.



----------------------
(1) Dividing by this number reduces the net amount at risk, solely for the purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4.5%.

          We determine the net amount at risk separately for the initial Specified Amount and any increases in Specified Amount. In determining the net amount at risk for each Specified Amount, we first consider the Cash Value a part of the initial Specified Amount. If the Cash Value exceeds the initial Specified Amount, we will consider it to be a part of any increase in the Specified Amount in the same order as the increases occurred.


          COST OF INSURANCE RATE. We base the cost of insurance rate for the initial Specified Amount on the Insured's sex, premium class and Attained Age. For any increase in Specified Amount, we base the cost of insurance rate on the Insured's sex, premium class and age at last birthday on the effective date of the increase. Actual cost of insurance rates may change and we will determine the actual monthly cost of insurance rates by the Company based on its expectations as to future mortality experience. However, the actual cost of insurance rates will never be greater than the guaranteed maximum cost of insurance rates set forth in the Policy. These guaranteed rates are based on the 1980 Commissioners' Standard Ordinary Non-Smoker and Smoker Mortality Table. Current cost of insurance rates are generally less than the guaranteed maximum rates. Any change in the cost of insurance rates will apply to all persons of the same age, sex and premium class whose Policies have been in force the same length of time.

          The cost of insurance rates generally increase as the Insured's Attained Age increases. The premium class of an Insured also will affect the cost of insurance rate. The Company currently places Insureds into a standard premium class or into premium classes involving a higher mortality risk. In an otherwise identical Policy, Insureds in the standard premium class will have a lower cost of insurance rate than those in premium classes involving higher mortality risk. The standard premium class is also divided into two categories: tobacco and non-tobacco. (The Company may offer preferred classes in addition to the standard tobacco and non-tobacco classes.) Non-tobacco-using Insureds will generally have a lower cost of insurance rate than similarly situated Insureds who use tobacco, and preferred plus Insureds will generally have a lower cost of insurance rate than similarly situated non-tobacco-using Insureds.

          We determine the cost of insurance rate separately for the initial Specified Amount and for the amount of any increase in Specified Amount. In calculating the cost of insurance charge, we apply the rate for the premium class on the Policy Date to the net amount at risk for the initial Specified Amount; for each increase in Specified Amount, we use the rate for the premium class applicable to the increase. However, if we calculate the death benefit as the Cash Value times the specified amount factor, we will use the rate for the premium class for the most recent increase that required evidence of insurability for the amount of death benefit in excess of the total Specified Amount.

          ADDITIONAL INSURANCE BENEFITS. The monthly deduction will include charges for any additional benefits provided by rider. (See "GENERAL PROVISIONS -- Additional Insurance Benefits.")

          MONTHLY ADMINISTRATIVE CHARGE. We have primary responsibility for the administration of the Policy and the Variable Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash surrenders and Policy changes, and reporting and overhead costs. As reimbursement for administrative expenses related to the maintenance of each Policy and the Variable Account, we assess a $3 monthly administrative charge against each

          Policy. Once we issue a Policy, we guarantee the amount of this charge for the life of the Policy.


          FIRST YEAR MONTHLY ADMINISTRATIVE CHARGE. We deduct monthly administrative charges from Cash Value as part of the monthly deduction during the first twelve Policy Months and during the twelve Policy Months immediately following an increase in Specified Amount. The charge will compensate us for first year underwriting, processing and start-up expenses incurred in connection with the Policy and the Variable Account. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the Insured's premium class, and establishing policy records. We base the charges deducted during the first 12 Policy Months on the Insured's Attained Age. We base the charges deducted during the 12 Policy Months following any increase in Specified Amount on the Insured's age at last birthday on the effective date of the increase.

          The first year monthly administrative charge per $1,000 of Specified Amount depends on the Specified Amount of the Policy and the age of the Insured, as shown in the following table:

                     $25,000        $50,000        $100,000
      AGE           TO 49,999      TO 99,999      TO 249,000       $250,000+
      ---           ---------      ---------      ----------       ---------
    0-25             $0.20          $0.15           $0.10           $0.05
      26              0.21           0.16            0.11            0.06
      27              0.22           0.17            0.12            0.06
      28              0.23           0.18            0.13            0.07
      29              0.24           0.19            0.14            0.07
      30              0.25           0.20            0.15            0.08
      31              0.26           0.21            0.16            0.08
      32              0.27           0.22            0.17            0.09
      33              0.28           0.23            0.18            0.09
      34              0.29           0.24            0.19            0.10
      35              0.30           0.25            0.20            0.10
      36              0.31           0.26            0.21            0.11
      37              0.32           0.27            0.22            0.11
      38              0.33           0.28            0.23            0.12
      39              0.34           0.29            0.24            0.12
      40              0.35           0.30            0.25            0.13
      41              0.36           0.31            0.26            0.13
      42              0.37           0.32            0.27            0.14
      43              0.38           0.33            0.28            0.14
      44              0.39           0.34            0.29            0.15
      45              0.40           0.35            0.30            0.15
      46              0.41           0.36            0.31            0.16
      47              0.42           0.37            0.32            0.16
      48              0.43           0.38            0.33            0.17
      49              0.44           0.39            0.34            0.17
      50              0.45           0.40            0.35            0.18
      51              0.46           0.41            0.36            0.18
      52              0.47           0.42            0.37            0.19
      53              0.48           0.43            0.38            0.19
      54              0.49           0.44            0.39            0.20
      55 & up         0.50           0.45            0.40            0.20

--------------------------------------------------------------------------------

TRANSFER CHARGE

          - We will impose a transfer charge of $25 for the second and each subsequent transfer during a Policy Year to compensate us for the costs in making the transfer.


          - Unless paid in cash, we will deduct the transfer charge from the amount transferred.


          - Once we issue a Policy, we guarantee the amount of this charge for the life of the Policy.


          - We will not impose a transfer charge on transfers that occur as a result of Policy Loans, the exercise of the special transfer privilege or the initial allocation of Cash Value among the Subaccounts and the Declared Interest Option following acceptance of the Policy by the Policyowner.

          Currently there is no charge for changing the net premium allocation instructions.
--------------------------------------------------------------------------------

SURRENDER CHARGE

          Upon partial or complete surrender of a Policy, we assess a charge equal to the lesser of $25 or 2.0% of the amount surrendered to compensate us for costs incurred in accomplishing the surrender. We deduct the surrender charge from the remaining Cash Value.

--------------------------------------------------------------------------------

VARIABLE ACCOUNT CHARGES

          MORTALITY AND EXPENSE RISK CHARGE. We deduct a daily mortality and expense risk charge from each Subaccount at an effective annual rate of .90% of the average daily net assets of the Subaccounts. We guarantee not to increase this charge for the duration of the Policy. We may realize a profit from this charge and may use such profit for any lawful purpose, including payment of our distribution expenses.


          The mortality risk we assume Company is that Insureds may die sooner than anticipated and therefore, we may pay an aggregate amount of life insurance proceeds greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.


          FEDERAL TAXES. Currently no charge is made to the Variable Account for federal income taxes that may be attributable to the Variable Account. We may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Account may also be made. (See "FEDERAL TAX MATTERS -- Taxation of the Company.")

          INVESTMENT OPTION EXPENSES. The value of net assets of the Variable Account will reflect the investment advisory fee and other expenses incurred by each Investment Option. The investment advisory fee and other expenses applicable to each Investment Option are listed in the "SUMMARY OF THE POLICY" and described in the prospectus for each Fund's Investment Option.

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THE DECLARED INTEREST OPTION



     Policyowners may allocate Net Premiums and transfer Cash Value to the Declared Interest Option. Because of exemptive and exclusionary provisions, we have not registered interests in the Declared Interest Option under the Securities Act of 1933 and we have not registered the Declared Interest Option as an investment company under the Investment Company Act of 1940. Accordingly, neither the Declared Interest Option nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the Declared Interest Option. Disclosures regarding the Declared Interest Option may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. Please refer to the Policy for complete details regarding the Declared Interest Option.
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GENERAL DESCRIPTION

          Our General Account supports the Declared Interest Option. The General Account consists of all assets we own other than those in the Variable Account and other separate accounts. Subject to applicable law, we have sole discretion over the investment of the General Account's assets.


          A Policyowner may elect to allocate Net Premiums to the Declared Interest Option, the Variable Account, or both. The Policyowner may also transfer Cash Value from the Subaccounts to the Declared Interest Option, or from the Declared Interest Option to the Subaccounts. Allocating or transferring funds to the Declared Interest Option does not entitle a Policyowner to share in the investment experience of the General Account. Instead, we guarantee that Cash Value in the Declared Interest Option will accrue interest at an effective annual rate of at least 4.5%, independent of the actual investment experience of the General Account.
--------------------------------------------------------------------------------



DECLARED INTEREST OPTION CASH VALUE

          Net premiums allocated to the Declared Interest Option are credited to the Policy. The Company bears the full investment risk for these amounts. The Company guarantees that interest credited to each Policyowner's Cash Value in the Declared Interest Option will not be less than an effective annual rate of 4.5%. The Company may, in its sole discretion, credit a higher rate of interest, although it is not obligated to credit interest in excess of 4.5% per year, and might not do so. Any interest credited on the Policy's Cash Value in the Declared Interest Option in excess of the guaranteed rate of 4.5% per year will be determined in the sole discretion of the Company and may be changed at any time by the Company, in its sole discretion. The Policyowner assumes the risk that the interest credited may not exceed the guaranteed minimum rate of 4.5% per year. The interest credited to the Policy's Cash Value in the Declared Interest Option that equals Policy Debt may be greater than 4.5%, but will in no event be greater than

          6.0%. The Cash Value in the Declared Interest Option will be calculated no less frequently than each Monthly Deduction Day.

          The Company guarantees that, at any time prior to the Maturity Date, the Cash Value in the Declared Interest Option will not be less than the amount of the Net Premiums allocated or Cash Value transferred to the Declared Interest Option, plus interest at the rate of 4.5% per year, plus any excess interest which the Company credits, less the sum of all policy charges allocable to the Declared Interest Option and any amounts deducted from the Declared Interest Option in connection with partial surrenders or transfers to the Variable Account.
--------------------------------------------------------------------------------

TRANSFERS, SURRENDERS AND POLICY LOANS

          You may transfer amounts between the Subaccounts and the Declared Interest Option. We will impose a transfer charge of $25 in connection with the transfer unless such transfer is the first transfer requested by the Policyowner during such Policy Year.
          Unless you pay the transfer in cash, we will deduct the transfer charge from the amount transferred. You may make only one transfer between the Variable Account and the Declared Interest Option in each Policy Year. No more than 50% of the Net Cash Value in the Declared Interest Option may be transferred from the Declared Interest Option unless the balance in the Declared Interest Option immediately after the transfer will be less than $1,000. If the balance in the Declared Interest Option after a transfer would be less than $1,000, the full Net Cash Value in the Declared Interest Option may be transferred. A Policyowner may also make surrenders and obtain Policy Loans from the Declared Interest Option at any time prior to the Policy's Maturity Date.


          We may delay transfers and surrenders from, and payments of Policy Loans allocated to, the Declared Interest Option for up to six months.
--------------------------------------------------------------------------------



GENERAL PROVISIONS
--------------------------------------------------------------------------------

THE CONTRACT

     We issue the Policy in consideration of the statements in the application and the payment of the initial premium. The Policy, the application, and any supplemental applications and endorsements make up the entire contract. In the absence of fraud, we will treat the statements made in an application or supplemental application as representations and not as warranties. We will not use any statement to void the Policy or in defense of a claim unless the statement is contained in the application or any supplemental application.
--------------------------------------------------------------------------------

INCONTESTABILITY

     The Policy is incontestable, except for fraudulent statements made in the application or supplemental applications, after it has been in force during the lifetime of the Insured for two years from the Policy Date or date of reinstatement. Any increase in Specified Amount will be incontestable only after it has been in force during the lifetime of the Insured for two years from the effective date of the increase.
--------------------------------------------------------------------------------

CHANGE OF PROVISIONS

     The Company reserves the right to change the Policy, in the event of future changes in the federal tax law, to the extent required to maintain the Policy's qualification as life insurance under federal tax law.

     Except as provided in the foregoing paragraph, no one can change any part of the Policy except the Policyowner and the President, a Vice President, the Secretary or an Assistant Secretary of the Company. Both must agree to any change and such change must be in writing. No agent may change the Policy or waive any of its provisions.
--------------------------------------------------------------------------------

MISSTATEMENT OF AGE OR SEX

     If the Insured's age or sex was misstated in the application, we will adjust each benefit and any amount to be paid under the Policy to reflect the correct age and sex.
--------------------------------------------------------------------------------

SUICIDE EXCLUSION

     If the Policy is in force and the Insured commits suicide, while sane or insane, within one year from the Policy Date, we will limit life insurance proceeds payable under the Policy to all premiums paid, reduced by any outstanding Policy Debt and any partial surrenders, and increased by any unearned loan interest. If the Policy is in force and the Insured commits suicide, while sane or insane, within one year from the effective date of any increase in Specified Amount, we will not pay any increase in the death benefit resulting from the requested increase in Specified Amount.
     Instead, we will refund to the Policyowner an amount equal to the total cost of insurance applied to the increase.
--------------------------------------------------------------------------------

ANNUAL REPORT

          At least once each year, we will send an annual report to each Policyowner. The report will show


               -    the current death benefit,
               - the Cash Value in each Subaccount and in the Declared Interest Option,
               -    outstanding Policy Debt, and
               - premiums paid, partial surrenders made and charges assessed since the last report.

          The report will also include any other information required by state law or regulation. Further, the Company will send the Policyowner the reports required by the Investment Company Act of 1940.
--------------------------------------------------------------------------------

NON-PARTICIPATION

          The Policy does not participate in the Company's profits or surplus earnings. No dividends are payable.
--------------------------------------------------------------------------------

OWNERSHIP OF ASSETS

          The Company shall have the exclusive and absolute ownership and control over assets, including the assets of the Variable Account.
--------------------------------------------------------------------------------

WRITTEN NOTICE

          You should send any written notice to the Company at our Home Office. The notice should include the policy number and the Insured's full name. Any notice we send to a Policyowner will be sent to the address shown in the application unless you filed an appropriate address change form with the Company.
--------------------------------------------------------------------------------

POSTPONEMENT OF PAYMENTS

          The Company will usually mail the proceeds of complete surrenders, partial surrenders and Policy Loans within seven days after we receive the Policyowner's signed request at the Home Office. The Company will usually mail death proceeds within seven days after receipt of Due Proof of Death and maturity benefits within seven days of the Maturity Date. However, we may postpone payment of any amount upon complete or partial surrender, payment of any Policy Loan, and payment of death proceeds or benefits at maturity whenever:

               a) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission;

               b) the Securities and Exchange Commission by order permits postponement for the protection of Policyowners; or

               c) an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of the securities is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of the Variable Account.

          We also may postpone transfers under these circumstances.

          Payments under the Policy which are derived from any amount paid to the Company by check or draft may be postponed until such time as the Company is satisfied that the check or draft has cleared the bank upon which it is drawn.
--------------------------------------------------------------------------------

CONTINUANCE OF INSURANCE

          The insurance under a Policy will continue until the earlier of:

               a) the end of the Grace Period following the Monthly Deduction Day on which the Net Cash Value is less than the monthly deduction for the following Policy Month;

               b) the date the Policyowner surrenders the Policy for its entire Net Cash Value;

               c)   the death of the Insured; or

               d)   the Maturity Date.

          Any rider to a Policy will terminate on the date specified in the rider.
--------------------------------------------------------------------------------

OWNERSHIP

          The Policy belongs to the Policyowner. The original Policyowner is the person named as owner in the application. Ownership of the Policy may change according to the ownership option selected as part of the original application or by a subsequent endorsement to the Policy. During the Insured's lifetime, all rights granted by the Policy belong to the Policyowner, except as otherwise provided for in the Policy.

          Special ownership rules may apply if the Insured is under legal age (as defined by state law in the state in which the Policy is delivered) on the Policy Date.

          The Policyowner may assign the Policy as collateral security. The Company assumes no responsibility for the validity or effect of any collateral assignment of the Policy. No assignment will bind us unless in writing and until we receive notice of the assignment at the Home Office. The assignment is subject to any payment or action we may have taken before we received notice of the assignment at the Home Office.
--------------------------------------------------------------------------------

THE BENEFICIARY

          The Policyowner designates the primary Beneficiaries and contingent Beneficiaries in the application. If changed, the primary Beneficiary or contingent Beneficiary is as shown in the latest change filed with the Company. One or more primary or contingent Beneficiaries may be named in the application. In such case, the proceeds will be paid in equal shares to the survivors in the appropriate beneficiary class, unless requested otherwise by the Policyowner.


          Unless a payment option is chosen, we will pay the proceeds payable at the Insured's death in a lump sum to the primary Beneficiary. If the primary Beneficiary dies before the Insured, we will pay the proceeds to the contingent Beneficiary. If no Beneficiary survives the Insured, we will pay the proceeds to the Policyowner or the Policyowner's estate.
--------------------------------------------------------------------------------

CHANGING THE POLICYOWNER OR BENEFICIARY

          During the Insured's life, the Policyowner and the Beneficiary may be changed. To make a change, you must send a written request to the Company at its Home Office. The request and the change must be in a form satisfactory to the Company and we must actually receive and record the request. The change will take effect as of the date you sign the request. The change will be subject to any payment made before the Company recorded the change. The Company may require return of the Policy for endorsement.
--------------------------------------------------------------------------------


ADDITIONAL INSURANCE BENEFITS


          Subject to certain requirements, you may add one or more of the following additional insurance benefits to a Policy by rider:


               (1) Universal Cost of Living Increase;


               (2) Universal Waiver of Charges;


               (3) Universal Adult Term Insurance;


               (4) Universal Children's Term Insurance; and

               (5) Universal Guaranteed Insurability Option.


          We will deduct the cost of any additional insurance benefits as part of the monthly deduction. (See "CHARGES AND DEDUCTIONS -- Monthly Deduction.") You may obtain detailed information concerning available riders from the agent selling the Policy.
--------------------------------------------------------------------------------

DISTRIBUTION OF THE POLICIES


          The Policies will be sold by individuals who in addition to being licensed as life insurance agents for the Company, are also registered representatives of the principal underwriter of the Policies, EquiTrust Marketing Services, LLC. ("EquiTrust Marketing"). EquiTrust Marketing, a corporation organized on May 7, 1970, under the laws of the State of Delaware, is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. EquiTrust Marketing currently receives annual compensation of $100 per registered representative for acting as principal underwriter.

          For Policies sold in states other than Kansas, writing agents will receive commissions based on a commission schedule and rules. The Company may pay agents first year commissions at a rate not exceeding 50% of minimum initial premiums and 4% of unscheduled premiums paid in the first Policy Year. Agents will be paid renewal commissions at a rate equal to 5% of planned periodic premiums and 4% of unscheduled premiums paid after the first Policy Year. Additional commissions at a rate not exceeding 50% of the increase in planned periodic premiums may be paid during the first year following an increase in Specified Amount.

          For Policies sold in Kansas, writing agents will receive commissions based on a commission schedule and rules. The Company may pay agents first year commissions at a rate not exceeding 60% of minimum initial premiums and 3% of unscheduled premiums paid in the first Policy Year. Agents will be paid renewal commissions at a rate equal to 4% of planned periodic premiums and 3% of unscheduled premiums paid after the first Policy Year. Additional commissions at a rate not exceeding 60% of the increase in planned periodic premiums may be paid during the first year following an increase in Specified Amount.

          These commissions (and other distribution expenses, such as production incentive bonuses, agent's insurance and pensions benefits, agency management compensation and bonuses and expense allowances) are paid by the Company. They do not result in any additional charges against the Policy that are not described above under "CHARGES AND DEDUCTIONS."
--------------------------------------------------------------------------------


FEDERAL TAX MATTERS
--------------------------------------------------------------------------------

INTRODUCTION

          The following discussion is general and is not intended as tax advice. Any person concerned about these tax considerations should consult a competent tax adviser. This discussion is based on the Company's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of these current laws and interpretations, and various changes have been proposed that would alter these laws in ways that would have significant adverse impacts. It should be further understood that the following discussion is not exhaustive and does not purport to be complete or to cover all situations and that special rules not described in this Prospectus may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.
--------------------------------------------------------------------------------

TAX STATUS OF THE POLICY

          Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code") includes a definition of a life insurance contract for federal tax purposes. The Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations interpreting and implementing section 7702 and has issued proposed regulations on certain aspects of section 7702. If a Policy were determined not to be a life insurance contract for purposes of section 7702, such Policy would not provide most of the tax advantages normally provided by a life insurance policy.

          With respect to a Policy issued exclusively on the basis of a standard premium class, while there is some uncertainty due to the limited guidance on section 7702, the Company believes that in light of the proposed regulations such a Policy should meet the section 7702 definition of a life insurance contract. However, with respect to a Policy issued in whole or in part on a substandard basis (i.e., a premium class involving higher than standard mortality risk), it is not clear whether or not such a Policy would satisfy section 7702, particularly if the Policyowner pays the full amount of premiums permitted under the Policy. If it is subsequently determined that a Policy does not satisfy section 7702, the Company will take whatever steps are appropriate and necessary to attempt to cause such a Policy to comply with section 7702, including possibly refunding any premiums paid that exceed the limitations allowable under section 7702 (together with interest or other earnings on any such premiums refunded as required by law). For these reasons, the Company reserves the right to modify the Policy as necessary to attempt to qualify it as a life insurance contract under section 7702.

          Section 817(h) of the Code authorizes the Treasury to set standards by regulation or otherwise for the investments of the Account to be "adequately diversified" in order for the Policy to be treated as a life insurance contract for federal tax purposes. The Variable Account, through the Fund, intends to comply with the diversification requirements prescribed in Regulations section 1.817-5, which affect how each Fund's assets may be invested. Although the investment adviser of Equitrust Variable Insurance Series Fund is an affiliate of the Company, the Company does not have control over the Fund or its investments. Nonetheless, the Company believes that each Investment Option in which the Variable Account owns shares will be operated in compliance with the requirements prescribed by the Treasury.

          In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owner's gross income.
          The

          IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

          The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, a Policyowner has additional flexibility in allocating premium payments and policy values. These differences could result in a Policyowner being treated as the owner of a pro rata portion of the assets of the Variable Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent a Policyowner from being considered the owner of a pro rata share of the assets of the Variable Account.

          The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.
--------------------------------------------------------------------------------

TAX TREATMENT OF POLICY BENEFITS

          IN GENERAL. The Company believes that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the Beneficiary under section 101(a)(l) of the Code.

          A change in a Policy's Specified Amount, the payment of an unscheduled premium, a Policy loan, a partial surrender, a surrender, a lapse with outstanding indebtedness, a change in death benefit options, the exchange of a Policy for a fixed-benefit policy (see "THE POLICY -- Special Transfer Privilege") and the assignment of a Policy or the exercise of the right to change Policyowners (see "GENERAL PROVISIONS -- Changing the Policyowner or Beneficiary") may have tax consequences depending upon the circumstances. In addition, federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend upon the circumstances of each Policyowner or Beneficiary. Consult a competent tax adviser for further information.


          The Company believes that for federal income tax purposes, an accelerated death benefit payment received under an accelerated death benefit endorsement should be fully excludable from the gross income of the beneficiary, as long as the beneficiary is the insured under the Policy. However, the Policyowner should consult a qualified tax adviser about the consequences of adding this Endorsement to a Policy or requesting an accelerated death benefit payment under this Endorsement.

          The Company further believes that an exchange of a fixed-benefit policy issued by the Company for a Policy as provided under "THE POLICY -- Exchange Privilege" generally should be treated as a non-taxable exchange of life insurance policies within the meaning of section 1035 of the Code. However, in certain circumstances, the exchanging owner may receive a cash distribution that might have to be recognized as income to the extent there was gain in the fixed-benefit policy. Moreover, to the extent a fixed-benefit policy with an outstanding loan is exchanged for an unencumbered Policy, the exchanging owner could recognize income at the time of the exchange up to the amount of such loan (including any due and unpaid interest on such loan). An exchanging owner should consult a tax adviser as to whether an exchange of a fixed-benefit policy for the Policy will have tax consequences to such owner.

          The Policies may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if it is contemplated that a Policy may be used in any arrangement the value of which depends in part on its tax consequences, a qualified tax adviser should be consulted regarding the tax attributes of the particular arrangement.

          Generally, the Policyowner will not be deemed to be in constructive receipt of the cash value, including increments thereof, under the Policy until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "modified endowment contract."

          Whether a Policy is or is not a modified endowment contract, upon a complete surrender or lapse of a Policy, or when benefits are paid at such Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

          MODIFIED ENDOWMENT CONTRACTS. A Policy may be treated as a modified endowment contract depending upon the amount of premiums paid in relation to the death benefit provided under such Policy. The premium limitation rules for determining whether a Policy is a modified endowment contract are extremely complex. In general, however, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. In addition, if a Policy is "materially changed," it may cause such Policy to be treated as a modified endowment contract. The material change rules for determining whether a Policy is a modified endowment contract are also extremely complex. In general, however, the determination whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship among the death benefit at the time of such change, the cash value at the time of such change and the additional premiums paid in the seven policy years starting with the date on which the material change occurs.

          Due to the Policy's flexibility, classification of a Policy as a modified endowment contract will depend upon the circumstances of each Policy. Accordingly, a prospective Policyowner should contact a competent tax adviser before purchasing a

          Policy to determine the circumstances under which the Policy would be a modified endowment contract. In addition, a Policyowner should contact a competent tax adviser before paying any unscheduled premiums or changing the planned premium schedule or making any other change to, including an exchange of, a Policy to determine whether such premium or change would cause the Policy (or the new Policy in the case of an exchange) to be treated as a modified endowment contract.

          DISTRIBUTIONS FROM POLICIES CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. Policies classified as modified endowment contracts are subject to the following tax rules:

               First, all distributions, including distributions upon surrender and benefits paid at maturity, from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the cash value immediately before the distribution over the investment in the Policy (described below) at such time.

               Second, loans taken from, or secured by, such a Policy are treated as distributions from such a Policy and taxed accordingly. In this regard, the Internal Revenue Service could take the position that capitalized interest on such loans will likely be treated as a taxable distribution.

               Third, a 10 percent additional tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a Policy that is included in income except where the distribution or loan is made on or after the Policyowner attains age 59 1/2, is attributable to the Policyowner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policyowner or the joint lives (or joint life expectancies) of the Policyowner and the Policyowner's Beneficiary.

          If a Policy becomes a modified endowment contract after it is issued, distributions made during the policy year in which it becomes a modified endowment contract, distributions in any subsequent policy year and distributions within two years before the Policy becomes a modified endowment contract will be subject to the tax treatment described above. This means that a distribution from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

          DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. Distributions from a Policy that is not classified as a modified endowment contract are generally treated as first recovering the investment in the policy (described below) and then, only after the return of all such investment in the policy, as distributing taxable income. An exception to this general rule occurs in the case of a partial surrender, a decrease in the Specified Amount, or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the Policyowner in order for the Policy to continue complying with the section 7702 definitional limits. In that case, such distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in section 7702.

          Loans from, or secured by, a Policy that is not a modified endowment contract are not treated as distributions. Instead, such loans are treated as indebtedness of the Policyowner.

          Finally, neither distributions (including distributions upon surrender or lapse) nor loans from, or secured by, a Policy that is not a modified endowment contract are subject to the 10 percent additional tax.

          POLICY LOAN INTEREST. Interest paid on any loan under a Policy may not be deductible. Therefore, a Policyowner should consult a competent tax adviser before deducting any Policy loan interest.

          INVESTMENT IN THE POLICY.  Investment in the Policy means


               (1) the aggregate amount of any premiums or other consideration paid for a Policy, minus


               (2) the aggregate amount received under the Policy which is excluded from the gross income of the Policyowner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus


               (3) the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the Policyowner.

          MULTIPLE POLICIES. All modified endowment contracts that are issued by the Company (or its affiliates) to the same Policyowner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in gross income under section 72(e).
--------------------------------------------------------------------------------

TAXATION OF THE COMPANY

          At the present time, the Company makes no charge to the Variable Account, or to the Policy for any Federal, state or local taxes (other than state premium taxes) that it incurs that may be attributable to such Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Variable Account or to the Policies.
--------------------------------------------------------------------------------

EMPLOYMENT-RELATED BENEFIT PLANS

          The Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In addition, legislative, regulatory or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances. The Policy described in this Prospectus contains guaranteed cost of insurance rates and guaranteed purchase rates for certain payment options that distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a Policy may be purchased.
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

SAFEKEEPING OF THE VARIABLE ACCOUNT'S ASSETS

          The Company holds the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from the General Account. The Company maintains records of all purchases and redemptions of shares by each Investment Option for each corresponding Subaccount. Additional protection for the assets of the Variable Account is afforded by a blanket fidelity bond issued by Chubb Insurance Group in the amount of $5,000,000 covering all the officers and employees of the Company.
--------------------------------------------------------------------------------

VOTING RIGHTS

          To the extent required by law, the Company will vote the Fund shares held in the Variable Account at regular and special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and, as a result, the Company determines that it is permitted to vote the Fund shares in its own right, it may elect to do so.

          The number of votes which a Policyowner has the right to instruct are calculated separately for each Subaccount and are determined by dividing a Policy's Cash Value in a Subaccount by the net asset value per share of the corresponding Investment Option in which the Subaccount invests. Fractional shares will be counted. The number of votes of the Investment Option which the Policyowner has the right to instruct will be determined as of the date coincident with the date established by that Investment Option for determining shareholders eligible to vote at such meeting of the Fund. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by each Fund. Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate Investment Option.

          The Company will vote Fund shares attributable to Policies as to which no timely instructions are received (as well as any Fund shares held in the Variable Account which are not attributable to Policies) in proportion to the voting instructions which are received with respect to all Policies participating in each Investment Option. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast on a matter.

          Fund shares may also be held by separate accounts of other affiliated and unaffiliated insurance companies. The Company expects that those shares will be voted in accordance with instructions of the owners of insurance policies and contracts issued by those other insurance companies. Voting instructions given by owners of other insurance policies will dilute the effect of voting instructions of Policyowners.

          DISREGARD OF VOTING INSTRUCTIONS. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of an Investment Option or to approve or disapprove an investment advisory contract for an Investment Option. In addition, the Company itself may disregard voting instructions in favor of changes initiated by a Policyowner in the investment policy or the investment adviser of an Investment Option if the Company reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or the Company determined that the change would have an adverse effect on the General Account in that the proposed investment policy for an Investment Option may result in overly speculative or unsound investments. In the event the Company does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.
--------------------------------------------------------------------------------

STATE REGULATION OF THE COMPANY

          The Company, a stock life insurance company organized under the laws of Iowa, is subject to regulation by the Iowa Insurance Department.
          An annual statement is filed with the Iowa Insurance Department on or before March lst of each year covering the operations and reporting on the financial condition of the Company as of December 31st of the preceding year. Periodically, the Iowa Insurance Department examines the liabilities and reserves of the Company and the Variable Account and certifies their adequacy, and a full examination of operations is conducted periodically by the National Association of Insurance Commissioners.

          In addition, the Company is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.
--------------------------------------------------------------------------------

OFFICERS AND DIRECTORS OF FARM BUREAU LIFE INSURANCE COMPANY

          The principal business address of each person listed, unless otherwise indicated, is 5400 University Avenue, West Des Moines, Iowa 50266.
          The principal occupation shown reflects the principal employment of each individual during the past five years.


          NAME AND POSITION              PRINCIPAL OCCUPATION
          WITH THE COMPANY               LAST FIVE YEARS
          ----------------               ---------------


          Kenneth R. Ashby, Director     Farmer; President, Utah Farm Bureau
                                         Federation and affiliated companies
                                         and Ashby's Valley View Farms; Vice
                                         President and Director, Utah Farm
                                         Bureau Insurance Co.; Director,
                                         Millard County Water Conservancy
                                         District, American Farm Bureau
                                         Federation and affiliated companies,
                                         Multi States Farmers Service Co., FBL
                                         Financial Group, Inc. and Universal
                                         Assurors Life Insurance Company
          Al Christopherson, Director    Farmer; President, Minnesota Farm
                                         Bureau Federation; Director, FBL
                                         Financial Group, Inc., Universal
                                         Assurors Life Insurance Company, Farm
                                         Bureau Mutual Insurance Company and
                                         FBL Insurance Brokerage, Inc.
          Ernest A. Glienke, Director    Farmer; Director, Farm Bureau Mutual
                                         Insurance Company, FBL Insurance
                                         Brokerage, Inc., Utah Farm Bureau
                                         Insurance Company and FBL Financial
                                         Services, Inc.
          Philip A. Hemesath, Director   Farmer
          Craig D. Hill, Director        Farmer; President, CAPA Hill, Inc.;
                                         Director, Farm Bureau Mutual Insurance
                                         Company, FBL Insurance Brokerage,
                                         Inc., Utah Farm Bureau Insurance
                                         Company and FBL Financial Services,
                                         Inc.
          Daniel L. Johnson, Director    Farmer; Farm Bureau Mutual Insurance
                                         Company, FBL Insurance Brokerage, Inc.
                                         and FBL Financial Services, Inc.
          Richard G. Kjerstad, Director  Farmer; President and Director, South
                                         Dakota Farm Bureau Federation and
                                         South Dakota Farm Bureau Mutual
                                         Insurance Company; Director, FBL
                                         Financial Group, Inc. and Universal
                                         Assurors Life Insurance Company
          Lindsey D. Larsen, Director    Farmer; Director, Farm Bureau Mutual
                                         Insurance Company, FBL Insurance
                                         Brokerage, Inc., Utah Farm Bureau
                                         Insurance Company and FBL Financial
                                         Services, Inc.
          David R. Machacek, Director    Farmer; Director, Farm Bureau Mutual
                                         Insurance Company, FBL Insurance
                                         Brokerage, Inc., and FBL Financial
                                         Services, Inc.
          Donald O. Narigon, Director    Farmer; Director, Farm Bureau Mutual
                                         Insurance Company, FBL Insurance
                                         Brokerage, Inc., and FBL Financial
                                         Services, Inc.

          NAME AND POSITION              PRINCIPAL OCCUPATION
          WITH THE COMPANY               LAST FIVE YEARS
          ----------------               ---------------
          Bryce P. Neidig, Director      Farmer; President, Nebraska Farm
                                         Bureau Federation, Nebraska Farm
                                         Bureau Services, Inc., Farm Bureau
                                         Insurance Company of Nebraska,
                                         Nebraska Farm Bureau Insurance Agency,
                                         Inc.; Director, American Agriculture
                                         Insurance Company, American
                                         Agriculture Insurance Agency, Inc.,
                                         American Farm Bureau Service Company,
                                         American Farm Bureau Federation,
                                         American Agricultural Communications
                                         Systems, Inc., Western Agricultural
                                         Insurance Co., Western Agricultural
                                         Management Corp., FBL Financial Group,
                                         Inc., Blue Cross/Blue Shield of
                                         Nebraska and Universal Assurors Life
                                         Insurance Company
          Charles E. Norris, Director    Farmer; Director, Farm Bureau Mutual
                                         Insurance Company, FBL Insurance
                                         Brokerage, Inc. and FBL Financial
                                         Services, Inc.
          Keith R. Olsen, Director       Farmer
          Bennett M. Osmonson, Director  Farmer
          Howard D. Poulson, Director    Farmer; President, Wisconsin Farm
                                         Bureau Federation, Rural Mutual
                                         Insurance Company and Midwest
                                         Livestock Producers; Director, FBL
                                         Financial Group, Inc. and Universal
                                         Assurors Life Insurance Company
          Sally A. Puttmann, Director    Farmer; Director, Farm Bureau Mutual
                                         Insurance Company, FBL Insurance
                                         Brokerage, Inc. and FBL Financial
                                         Services, Inc.
          Beverly L. Schnepel, Director  Farmer; Director, Farm Bureau Mutual
                                         Insurance Company, FBL Insurance
                                         Brokerage, Inc. and FBL Financial
                                         Services, Inc.
          F. Gary Steiner, Director      Farmer; Director, Wisconsin Farm
                                         Bureau Insurance Company and Bank of
                                         Alma (Alma, WI)
          Edward M. Wiederstein,         Farmer; Chairman and Director, FBL
               President and Director    Financial Group, Inc.; President and
                                         Director, Iowa Farm Bureau Federation,
                                         FBL Insurance Brokerage, Inc., Farm
                                         Bureau Mutual Insurance Company, Utah
                                         Farm Bureau Insurance Company, FBL
                                         Financial Services, Inc., Universal
                                         Assurors Life Insurance Company and
                                         Farm Bureau Agricultural Business
                                         Corporation; Director, Multi-Pig
                                         Corporation, Western Agricultural
                                         Insurance Company, Western Ag
                                         Insurance Agency, Inc., Western Farm
                                         Bureau Life Insurance Company and
                                         American Ag Insurance Company
          Craig A. Lang, Vice President  Farmer; Director, Growmark, Inc.,
               and Director              Western Farm Bureau Life Insurance
                                         Company, Utah Farm Bureau Insurance
                                         Company, Vice President and Director,
                                         Farm Bureau Mutual Insurance Company,
                                         FBL Insurance Brokerage, Inc. and FBL
                                         Financial Services, Inc., Vice
                                         President, Universal Assurors Life
                                         Insurance Company

          NAME AND POSITION              PRINCIPAL OCCUPATION
          WITH THE COMPANY               LAST FIVE YEARS
          ----------------               ---------------
          Richard D. Harris, Senior      Senior Vice President and
               Vice President and        Secretary-Treasurer, Farm Bureau
               Secretary - Treasurer     Mutual Insurance Company, FBL
                                         Insurance Brokerage, Inc., Universal
                                         Assurors Life Insurance Company, Utah
                                         Farm Bureau Insurance Company, Western
                                         Farm Bureau Life Insurance Company,
                                         FBL Financial Services, Inc. and FBL
                                         Financial Group, Inc.; Senior Vice
                                         President and Assistant
                                         Secretary-Treasurer, South Dakota Farm
                                         Bureau Mutual Insurance Company
          Stephen M. Morain, Senior      Senior Vice President and General
               Vice President and        Counsel, FBL Financial Group, Inc.
               General Counsel
          Thomas R. Gibson, Chief        Chief Executive Officer, FBL Financial
               Executive Officer         Group, Inc.
          William J. Oddy, Executive     Chief Operating Officer, FBL Financial
               Vice President and        Group, Inc.
               General Manager
          Timothy J. Hoffman, Vice       Vice President, Chief
               President                 Property/Casualty Officer, FBL
                                         Financial Group, Inc.
          James W. Noyce, Chief          Chief Financial Officer, FBL Financial
               Financial Officer         Group, Inc.
          Barbara J. Moore, Vice         Vice President-Property/Casualty
               President                 Operations, FBL Financial Group, Inc.
          JoAnn W. Rumelhart, Vice       Vice President-Life Operations, FBL
               President-Life            Financial Group, Inc.
               Operations
          John M. Paule, Vice President  Vice President-Corporate
               - Corporate               Administration, FBL Financial Group,
               Administration            Inc.
          Lynn E. Wilson, Vice           Vice President-Life Sales, FBL
               President-                Financial Group, Inc.
               Life Sales
          F. Walter Tomenga, Vice        Vice President-Corporate Affairs and
               President - Corporate     Marketing Services, FBL Financial
               Affairs and Marketing     Group, Inc.
               Services
          Robert L. Tatge, Vice          Vice President-Property/Casualty
               President                 Operations, FBL Financial Group, Inc.
          LouAnn Sandburg, Vice          Vice President-Investments and
               President - Investments   Assistant Treasurer, FBL Financial
               and Assistant Treasurer   Group, Inc.
          Thomas E. Burlingame, Vice     Vice President-Associate General
               President - Associate     Counsel, FBL Financial Group, Inc.
               General Counsel
          Kathryn Coleson Horner,        Accounting Vice President, FBL
               Accounting Vice           Financial Group, Inc.
               President
          Dennis M. Marker, Investment   Investment Vice President,
               Vice President,           Administration, FBL Financial Group,
               Administration            Inc.

          NAME AND POSITION              PRINCIPAL OCCUPATION
          WITH THE COMPANY               LAST FIVE YEARS
          ----------------               ---------------
          Paul Grinvalds, Variable       Variable Operations Vice President,
               Operations Vice           Appointed Actuary, FBL Financial
               President                 Group, Inc.
          James P. Brannen, Tax and      Tax and Investment Accounting Vice
               Investment Accounting     President, FBL Financial Group, Inc.
               Vice President
          Ronald J. Palmer, Agency       Agency Services Vice President, FBL
               Services Vice President   Financial Group, Inc.
          Christopher G. Daniels, Life   Life Product Development and Pricing
               Product Development and   Vice President, FBL Financial Group,
               Pricing Vice President    Inc.
          James M. Mincks, Human         Human Resources Vice President, FBL
               Resources Vice President  Financial Group, Inc.
          Don Seibel, GAAP Accounting    GAAP Accounting Vice President, FBL
               Vice President            Financial Group, Inc.
          Scott Shuck, Marketing         Marketing Services Vice President, FBL
               Services Vice President   Financial Group, Inc.
          Jim Streck, Traditional        Traditional Operations Vice President,
               Operations Vice           FBL Financial Group, Inc.
               President
          Blake D. Weber, Sales          Sales Services Vice President, FBL
               Services Vice President   Financial Group, Inc.
          Kermit J. Larson, Agency Vice  Agency Vice President, Farm Bureau
               President                 Life Insurance Company
          Larry W. Riley, Agency Vice    Agency Vice President, Farm Bureau
               President                 Life Insurance Company
          John F. Mottet, Agency Vice    Agency Vice President, Farm Bureau
               President                 Life Insurance Company
          Richard J. January, Senior     Senior Agency Vice President, Farm
               Agency Vice President     Bureau Life Insurance Company
          Cyrus S. Winters, Senior       Senior Agency Vice President, Farm
               Agency Vice President     Bureau Life Insurance Company
          Michael J. Tousley, Senior     Senior Agency Vice President, Farm
               Agency Vice President     Bureau Life Insurance Company
          Ronnie G. Lee, Agency Vice     Agency Vice President, Farm Bureau
               President                 Life Insurance Company
          Art Sieler, Agency Vice        Agency Vice President, Farm Bureau
               President                 Life Insurance Company

--------------------------------------------------------------------------------


LEGAL MATTERS

          Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to federal securities laws applicable to the issuance of the flexible premium variable life insurance policy described in this Prospectus. All matters of Iowa law pertaining to the Policy, including the validity of the Policy and the Company's right to issue the Policy under Iowa Insurance Law, have been passed upon by Stephen M. Morain, Senior Vice President and General Counsel of the Company.
--------------------------------------------------------------------------------

LEGAL PROCEEDINGS

          The Company, like other insurance companies, is involved in lawsuits. Currently, there are no class action lawsuits naming the Company as a defendant or involving the Variable Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account or the Company.
--------------------------------------------------------------------------------

EXPERTS

          The financial statements of the Variable Account at December 31, 1998 and for each of the three years in the period ended December 31, 1998, and of the Company at December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998, appearing herein, have been audited by Ernst & Young LLP, independent auditors, as set forth in their respective reports thereon appearing elsewhere herein and are included in reliance upon such reports given upon the authority of such firms as experts in accounting and auditing.

     [Financial Statements to be provided by amendment.]

          Actuarial matters included in this Prospectus have been examined by Christopher G. Daniels, FSA, MAAA, Life Product Development and Pricing Vice President, as stated in the opinion filed as an exhibit to the registration statement.
--------------------------------------------------------------------------------

YEAR 2000

          Like other investment funds, financial and business organizations and individuals around the world, the Variable Account could be adversely affected if the computer systems used by the Company and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Company has completed a comprehensive assessment of the Year 2000 issue and developed a plan to address the issue in a timely manner. The Company has and will utilize both internal and external resources to reprogram, or replace, and test the software for Year 2000 modifications. The Company anticipates completing the Year 2000 project prior to any anticipated impact on its operating systems.

          The date on which the Company believes it will complete the Year 2000 modifications is based on management's best estimates, which were derived utilizing numerous assumptions of future events. The Company also recognizes there are outside influences and dependencies relative to its Year 2000 effort, over which it has little or no control. However, the Company is putting effort into ensuring these considerations will have minimal impact. These would include the continued availability of certain resources, third-party modification plans and many other factors. However, there can be no guarantee that these estimates will be achieved and actual results could differ from those anticipated.
--------------------------------------------------------------------------------

OTHER INFORMATION

          A registration statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policy offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Variable Account, the Company and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.
--------------------------------------------------------------------------------


FINANCIAL STATEMENTS


          The Variable Account's statement of net assets as of December 31, 1998 and the related statements of operations and changes in net assets for each of the three years in the period ended December 31, 1998, and the consolidated balance sheets of the Company at December 31, 1998 and 1997 and the related consolidated statements of income, changes in stockholders' equity and cash flows for each of the three years in the period ended December 31, 1998, appearing herein, have been audited by Ernst & Young LLP, independent auditors, as set forth in their respective reports thereon appearing elsewhere herein.

     [Financial Statements to be provided by amendment.]

APPENDIX A

ILLUSTRATIONS OF DEATH BENEFITS AND CASH VALUES

          The following tables illustrate how the death benefits, Cash Values and Surrender Values of a Policy may vary over an extended period of time at certain ages, assuming hypothetical gross rates of investment return for the Investment Options equivalent to constant gross annual rates of 0%, 4%, 8% and 12%. The hypothetical rates of investment return are for purposes of illustration only and should not be deemed a representation of past or future rates of investment return. Actual rates of return for a particular Policy may be more or less than the hypothetical investment rates of return and will depend on a number of factors including the investment allocations made by a Policyowner. Also, values would be different from those shown if the gross annual investment returns averaged 0%, 4%, 8% and 12% over a period of years but fluctuated above and below those averages for individual Policy Years.


          The amounts shown are as of the end of each Policy Year. The tables assume that the assets in the Investment Options are subject to an annual expense ratio of 0.___% of the average daily net assets. This annual expense ratio is based on the average of the expense ratios of each of the Investment Options available under the Policy for the last fiscal year and takes into account current expense reimbursement arrangements. The fees and expenses of each Investment Option vary, and in 1998 the total fees and expenses ranged from an annual rate of 0.___% to an annual rate of _____% of average daily net assets. For information on Investment Option expenses, see the prospectuses for the Investment Options.

          The tables reflect deduction of the premium expense charge, the monthly Policy expenses charge, the first-year monthly administrative charge, the first-year monthly expense charge, the daily charge for the Company's assumption of mortality and expense risks, and cost of insurance charges for the hypothetical Insured. The surrender values illustrated in the tables also reflect deduction of applicable surrender charges. The current charges and the higher guaranteed maximum charges the Company may charge are reflected in separate tables on each of the following pages.

          Applying the current charges and the average Investment Option fees and expenses of 0.___% of average net assets, the gross annual rates of investment return of 0%, 4%, 8% and 12% would produce net annual rates of return of ____%, ____%, ____% and _____%, respectively, on a guaranteed basis, and ____%, ____%, ____% and _____%, respectively, on a current basis.

          The hypothetical values shown in the tables do not reflect any charges for federal income taxes against the Variable Account since the Company is not currently making such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return would have to exceed 0%, 4%, 8% or 12% by an amount sufficient to cover tax charges in order to produce the death benefits and Cash Values illustrated. (See "FEDERAL TAX MATTERS -- Taxation of the Company.")

          The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums are paid as indicated, if all Net Premiums are allocated to the Variable Account and if no Policy Loans have been made. The tables are also based on the assumptions that the Policyowner has not requested an increase or decrease in Specified Amount, and that no partial surrenders or transfers have been made.

          For comparative purposes, the second column of each table shows the amount to which the premiums would accumulate if an amount equal to those premiums were invested to earn interest at 5% compounded annually.

                           *    *    *

          Upon request, the Company will provide a comparable illustration based upon the proposed insured's age, sex and premium class, the Specified Amount or premium requested, and the proposed frequency of premium payments.

     [Illustrations to be provided by amendment.]

--------------------------------------------------------------------------------


APPENDIX B
--------------------------------------------------------------------------------

DEATH BENEFIT OPTIONS

          OPTION A EXAMPLE. For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. Under Option A, a Policy with a Specified Amount of $50,000 will generally provide a death benefit of $50,000 plus Cash Value. Thus, for example, a Policy with a Cash Value of $5,000 will have a death benefit of $55,000 ($50,000 + $5,000); a Cash
          Value of $10,000 will provide a death benefit of $60,000 ($50,000 + $10,000). The death benefit, however, must be at least 2.50 multiplied by the Cash Value. As a result, if the Cash Value of the Policy exceeds $33,333, the death benefit will be greater than the Specified Amount plus Cash Value. Each additional dollar of Cash Value above $33,333 will increase the death benefit by $2.50. A Policy with a Specified Amount of $50,000 and a Cash Value of $40,000 will provide a death benefit of $100,000 ($40,000 x 2.50); a Cash Value of $60,000 will provide a death benefit of $150,000 ($60,000 x 2.50).

          Similarly, any time Cash Value exceeds $33,333, each dollar taken out of Cash Value will reduce the death benefit by $2.50. If, for example, the Cash Value is reduced from $40,000 to $35,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $100,000 to $87,500. If at any time, however, Cash Value multiplied by the specified amount factor is less than the Specified Amount plus the Cash Value, then the death benefit will be the current Specified Amount plus Cash Value of the Policy.

          The specified amount factor becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than under 40), the specified amount factor would be 1.85. The amount of the death benefit would be the sum of the Cash Value plus $50,000 unless the Cash Value exceeded $58,824 (rather than $33,333), and each dollar then added to or taken from the Cash Value would change the death benefit by $1.85 (rather than $2.50).

          OPTION B EXAMPLE. For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. Under Option B, a Policy with a $50,000 Specified Amount will generally pay $50,000 in death benefits. However, because the death benefit must be equal to or be greater than
          2.50 multiplied by the Cash Value, any time the Cash Value of the Policy exceeds $20,000, the death benefit will exceed the $50,000 Specified Amount. Each additional dollar added to Cash Value above $20,000 will increase the death benefit by $2.50. A Policy with a $50,000 Specified Amount and a Cash Value of $30,000 will provide death proceeds of $75,000 ($30,000 x 2.50); a Cash Value of $40,000 will provide a death benefit of $100,000 ($40,000 x 2.50); a Cash Value of $50,000 will provide a death benefit of $125,000 ($50,000 x 2.50).

          Similarly, so long as Cash Value exceeds $20,000, each dollar taken out of Cash Value will reduce the death benefit by $2.50. If, for example, the Cash Value is reduced from $25,000 to $20,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $62,500 to $50,000. If at any time, however, the Cash Value multiplied by the specified amount factor is less than the Specified Amount, the death benefit will equal the current Specified Amount of the Policy.

          The specified amount factor becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than between 0 and 40), the specified amount factor would be 1.85. The death proceeds would not exceed the $50,000 Specified Amount unless the Cash Value exceeded approximately $27,028 (rather than $20,000), and each dollar then added to or taken from the Cash Value would change the life insurance proceeds by $1.85 (rather than $2.50).

                      ATTAINED AGE          SPECIFIED AMOUNT FACTOR
                             Specified Amount Factor Table
                      40 or younger                   2.50
                           41                         2.43
                           42                         2.36
                           43                         2.29
                           44                         2.22
                           45                         2.15
                           46                         2.09
                           47                         2.03
                           48                         1.97
                           49                         1.91
                           50                         1.85
                           51                         1.78
                           52                         1.71
                           53                         1.64
                           54                         1.57
                           55                         1.50
                           56                         1.46
                           57                         1.42
                           58                         1.38
                           59                         1.34
                           60                         1.30
                           61                         1.28
                           62                         1.26
                           63                         1.24
                           64                         1.22
                           65                         1.20
                           66                         1.19
                           67                         1.18
                           68                         1.17
                           69                         1.16
                           70                         1.15
                           71                         1.13
                           72                         1.11
                           73                         1.09
                           74                         1.07
                        75 to 90                      1.05
                           91                         1.04
                           92                         1.03
                           93                         1.02
                           94                         1.01
                       95 or older                    1.00

                                    PART II

                          UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

Article XII of the Company's By-Laws provides for the indemnification by the Company of any person who is a party or who is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company) by reason of the fact that he is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. Article XII also provides for the indemnification by the Company of any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its factor by reason of the fact that he is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, offer, employee or agent of another corporation, partnership, joint venture, trust or another enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, except that no indemnification will be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Company unless and only to the extent that the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                  REPRESENTATION PURSUANT TO SECTION 26(e)(2)A

The Company represents that the aggregate charges under the Contracts are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by the Company.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

The facing sheet.

A reconciliation and tie-in of information shown in the Prospectus with the items of Form N-8B-2.


The Prospectus consisting of 65 pages.


The undertaking to file reports.

The undertaking pursuant to Rule 484.

Representation pursuant to Section 26(e)(2)(A).

The signatures.

Written consents of the following persons:

       Stephen M. Morain, Esquire
       Messrs. Sutherland, Asbill & Brennan LLP
       Ernst & Young LLP, Independent Auditors
       Christopher G. Daniels, FSA, MSAA, Life Product Development and Pricing Vice President

The following exhibits:


1.A.  1.      Certified Resolution of the Board of Directors of the Company
              establishing the Variable Account. (5)
      2.      None.
      3.      (a) Form of Principal Underwriting Agreement. (5)
              (b) Forms of Career Agent's Contract. (5)
              (c) Commission schedules. (See Exhibit 3(b)(I) above.) (5)
      4.      None.
      5.      (a)  Form of Policy. (1)
              (b)  State variation of Form of Policy. (1)
              (c)  Form of Application. (1)
              (d)  Revised Policy Form. (2)
              (e)  1995 Revised Policy Form. (3)
              (f)  Accelerated Death Benefit Rider. (3)
              (g)  1996 Revised Policy Form (4)
              (h)  1996 Revised Application Form (4)
      6.      (a)  Certificate of Incorporation of the Company. (5)
              (b)  By-Laws of the Company. (5)
      7.      None.
      8.      None.
      9.      Form of Participation Agreement. (5)
      10.     Form of Application (see Exhibit 1.A.(5)(b) above.)
2.    See Exhibit 1.A.(5) above.
3.    (a)     Opinion and Consent of Stephen M. Morain, Esquire.
      (b)     Consent of Messrs. Sutherland, Asbill & Brennan LLP (filed by amendment.)
4.    None.
5.    Not applicable.
6.    Opinion and Consent of Christopher G. Daniels, FSA, MSAA, Life Product
      Development and Pricing Vice President.
7.    Consent of Ernst & Young LLP (filed by amendment.)
8.    Memorandum describing the Company's conversion procedure (included in
      Exhibit 9 hereto).
9.    Memorandum describing the Company's issuance, transfer and redemption procedures for the Policy. (5)


*Attached as an exhibit.

(1) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on September 4, 1987.

(2) Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on April 6, 1993.

(3) Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on May 1, 1995.

(4) Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on May 1, 1997.


(5) Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on May 1, 1998.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, Farm Bureau Life Variable Account, has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of West Des Moines, State of Iowa, on the 8th day of February, 1999.


                                Farm Bureau Life Insurance Company
                                Farm Bureau Life Variable Account

                                By:          /s/ EDWARD M. WIEDERSTEIN
                                     -----------------------------------------
                                               Edward M. Wiederstein
                                                     President
                                         Farm Bureau Life Insurance Company


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the dates set forth below.



          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

  /s/ EDWARD M. WIEDERSTEIN     President and Director
------------------------------    [Principal Executive       February 8, 1999
    Edward M. Wiederstein         Officer]

                                Senior Vice President and
    /s/ RICHARD D. HARRIS         Secretary-Treasurer
------------------------------    [Principal Financial       February 8, 1999
      Richard D. Harris           Officer]

      /s/ JAMES W. NOYCE        Chief Financial Officer
------------------------------    [Principal Accounting      February 8, 1999
        James W. Noyce            Officer]

------------------------------  Vice President and
        Craig A. Lang*            Director                   February 8, 1999

------------------------------
      Kenneth R. Ashby*         Director                     February 8, 1999

------------------------------
      Al Christopherson*        Director                     February 8, 1999

------------------------------
      Ernest A. Glienke*        Director                     February 8, 1999

------------------------------
     Philip A. Hemesath*        Director                     February 8, 1999

------------------------------
        Craig D. Hill*          Director                     February 8, 1999

          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

------------------------------
      Daniel L. Johnson*        Director                     February 8, 1999

------------------------------
     Richard G. Kjerstad*       Director                     February 8, 1999

------------------------------
      Lindsey D. Larsen*        Director                     February 8, 1999

------------------------------
      David R. Machacek*        Director                     February 8, 1999

------------------------------
      Donald O. Narigon*        Director                     February 8, 1999

------------------------------
       Bryce P. Neidig*         Director                     February 8, 1999

------------------------------
      Charles E. Norris*        Director                     February 8, 1999

------------------------------
       Keith R. Olsen*          Director                     February 8, 1999

------------------------------
     Bennett M. Osmonson*       Director                     February 8, 1999

------------------------------
      Howard D. Poulson*        Director                     February 8, 1999

------------------------------
      Sally A. Puttmann*        Director                     February 8, 1999

------------------------------
     Beverly L. Schnepel*       Director                     February 8, 1999

------------------------------
       F. Gary Steiner*         Director                     February 8, 1999

                                   SIGNATURES




*By     /s/ STEPHEN M. MORAIN
      -------------------------
          Stephen M. Morain
          ATTORNEY-IN-FACT,
        PURSUANT TO POWER OF
              ATTORNEY.